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                                                                  Exhibit 10.25


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                          FIRST INTERSTATE BANK PLAZA

                             OFFICE LEASE AGREEMENT

                                    BETWEEN

                      METROPOLITAN LIFE INSURANCE COMPANY
                                      AND
                    METROPOLITAN TOWER REALTY COMPANY, INC.,
                                  AS LANDLORD,

                                      AND

                              CALIBRE ENERGY, L.P.,
                                   AS TENANT

                             DATED DECEMBER 28, 1995


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                               TABLE OF CONTENTS

                            OFFICE LEASE AGREEMENT
                                    BETWEEN
                       METROPOLITAN LIFE INSURANCE COMPANY
                    AND METROPOLITAN TOWER REALTY COMPANY, INC.,
                                  AS LANDLORD
                                      AND
                             CALIBRE ENERGY, L.P.,
                                   AS TENANT

SECTION                                                                    PAGE
-------                                                                    ----
1.  Definitions...........................................................   1

    (a)  "Building".......................................................   1
    (b)  "Premises".......................................................   1
    (c)  "Base Rental"....................................................   1
    (d)  "Commencement Date"..............................................   1
    (e)  "Lease Term".....................................................   1
    (f)  "Security Deposit"...............................................   1
    (g)  "Expense Stop"...................................................   1
    (h)  "Allowance"......................................................   1
    (i)  "Shell Improvements".............................................   1
    (j)  "Common Areas"...................................................   1
    (k)  "Service Areas"..................................................   1
    (l)  "Rentable Area"..................................................   1
    (m)  "Normal Business Hours"..........................................   1
    (n)  "Initial Improvements"...........................................   1
    (o)  "Building Grade".................................................   1
    (p)  "Basic Costs"....................................................   1
    (q)  "Ready for Occupancy"............................................   2

2.  Lease Grant...........................................................   2

3.  Lease Term............................................................   2

4.  Use...................................................................   2

5.  Base Rental...........................................................   2

6.  Services to be Furnished by Landlord..................................   2

7.  Improvements to be Made by Landlord...................................   3

8.  Maintenance and Repair of Premises by Landlord........................   3

9.  Graphics..............................................................   3

10. Care of the Premises by Tenant........................................   3

11. Repairs and Alterations by Tenant.....................................   3

12. Use of Electrical Services by Tenant..................................   3

13. Laws and Regulations..................................................   4

14. Building Rules........................................................   4

15. Entry by Landlord.....................................................   4

16. Assignment and Subletting.............................................   4

17. Mechanic's Liens......................................................   5

18. Property Insurance....................................................   5

19. Liability Insurance...................................................   5

20. Indemnity.............................................................   5

21. Waiver of Subrogation Rights..........................................   5

22. Casualty Damage.......................................................   5

23. Condemnation..........................................................   6

24. Damages from Certain Causes...........................................   6

25. Events of Default/Remedies............................................   6

26. Peaceful Enjoyment....................................................   8

27. Holding Over..........................................................   8

28. Subordination to Mortgage.............................................   8

29. Estoppel Certificates.................................................   8

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30. Landlord's Lien.......................................................   8

31. Attorney's Fees.......................................................   8

32. No Implied Waiver.....................................................   8

33. Personal Liability....................................................   8

34. Security Deposit......................................................   9

35. Notice................................................................   9

36. Severability..........................................................   9

37. Recordation...........................................................   9

38. Governing Law.........................................................   9

39. Force Majeure.........................................................   9

40. Time of Performance...................................................   9

41. Transfers by Landlord.................................................   9

42. Transfers by Tenant...................................................   9

43. Commissions...........................................................   9

44. Effect of Delivery of This Lease......................................   9

45. Entire Agreement......................................................   9

46. Receipt of Premises...................................................   9

47. Merger of Estates.....................................................  10

48. Waste Management......................................................  10

49. Americans with Disabilities Act and Texas Architectural Barriers Act..  10

50. Temporary Space.......................................................  10

51. Exhibits..............................................................  10

                          FIRST INTERSTATE BANK PLAZA
                            OFFICE LEASE AGREEMENT


     THIS LEASE AGREEMENT ("Lease"), made and entered into on this the 20th day of December, 1995, between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation and METROPOLITAN TOWER REALTY COMPANY, INC., a Delaware corporation (collectively, "Landlord"), and CALIBRE ENERGY, L.P., a Texas limited partnership ("Tenant").

                             W I T N E S S E T H :

     1.   Definitions:

          (a) The "Building" shall mean the office building located upon the real property ("Property") described in EXHIBIT "A" attached hereto and incorporated herein. The address of the "Building" is 1000 Louisiana, Houston, Texas 77002.

          (b) "Premises" shall mean the suite of offices, known as Suite 5500, located within the Building and outlined on the floor plans attached to this Lease as EXHIBIT "B", and incorporated herein. The Premises are stipulated for all purposes to contain approximately 5,164 square feet of "Rentable Area" (as defined below), being approximately 4,167 square feet of "Usable Area" (as defined below).

          (c) "Base Rental" shall mean the sum of $14.00 per square foot of Rentable Area within the Premises per annum as adjusted pursuant to EXHIBIT "C", attached hereto and incorporated herein. The Base Rental due for the first three (3) months during the "Lease Term" (hereinafter defined) has been deposited with Landlord by Tenant contemporaneously with the execution hereof. "Rent" shall mean, collectively, the Base Rental and other sums of money becoming due and payable to Landlord hereunder.

          (d) "Commencement Date" shall mean the earlier of the date that tenant actually occupies the Premises or February 1, 1996 (except as the same may be delayed pursuant to Paragraph 3(c) hereof).

          (e) "Lease Term" shall mean a term commencing on the Commencement Date and continuing for sixty (60) full calendar months (plus any partial calendar month in which the Commencement Date falls).

          (f)   "Security Deposit" shall mean the sum of $6,024.67.

          (g) "Expense Stop" shall mean the sum of Basic Costs (as defined in Paragraph 1(b) of EXHIBIT "C" attached hereto) per square foot of Rentable Area in the Building for the calendar year 1996.

          (h) "Allowance" shall mean an amount equal to the product of $1.00 times the number of square feet of Rentable Area included in the Premises, unless (i) a Turn Key Work Letter is attached hereto as EXHIBIT "E", in which event the Allowance exists and Tenant is taking the Premises "as is" in its current condition and without benefit of further improvements.

          (i) "Shell Improvements" shall mean (i) lay-in acoustical ceiling grid with acoustical ceiling tile inventory stored on the floor on which the Premises are located; (ii) central air conditioning and heating ducts and diffusers in a placement deemed typical by Landlord; (iii) lay-in fluorescent light fixtures in a placement deemed typical by Landlord; and (iv) sprinkler heads in a placement deemed typical by Landlord.

          (j) "Common Areas" shall mean those areas devoted to corridors, elevator foyers, restrooms, mechanical rooms, elevator mechanical rooms, janitorial closets, electrical and telephone closets, vending areas, and lobby areas (whether at ground level or otherwise), and other similar facilities provided for the common use or benefit of tenants generally and/or the public.

          (k) "Service Areas" shall mean those areas within the outside walls used for building stairs, elevator shafts, flues, vents, stacks, pipe shafts and other vertical penetrations (but shall not include any such areas for the exclusive use of a particular tenant).

          (l) "Rentable Area" of the Premises shall mean (1) the "Usable Area" within the Premises (i.e., the gross area enclosed by the surface of the exterior glass walls, the mid-point of any walls separating portions of the Premises from those of adjacent tenants, the slab penetration line of all walls separating the Premises from Service Areas and the corridor side of walls separating the Premises from Common Areas) plus (2) a pro rata part of the Common Areas within the Building, such proration based upon the ratio of the Usable Area within the Premises to the total Usable Area within the Building existing as of the date of this Lease, and/or the Building. Rentable Area shall not include any Service Areas. The Rentable Area in the Building existing as of the date of this Lease is 1,721,242 square feet. The stipulated number of square feet of Rentable Area of the Premises, as set forth in Paragraph 1(b), and of the Building, as set forth above, are Landlord's current estimates of such Rentable Areas and such figures may be revised, at Landlord's election, if Landlord's architect determines either or both of such estimates to be inaccurate in any material degree, and the Base Rental shall be adjusted accordingly, based upon the rate per square foot of Rentable Area specified in Paragraph 1(c) hereof.

          (m) "Normal Business Hours" for the Building shall mean 7 a.m. to 7 p.m. Mondays through Fridays, and 8 a.m. to 1 p.m. on Saturdays, exclusive of normal business holidays.

          (n) "Initial improvements", when used herein, shall mean those improvements or remodeling to the Premises, if any, which Landlord shall agree to provide according to the Work Letter attached hereto as EXHIBIT "E" and incorporated herein for all purposes. If no Work Letter is attached hereto, no initial improvements are being provided; and Tenant is taking the Premises "as is".

          (o) "Building Grade" shall mean the type, brand and/or quantity of materials Landlord designates from time to time the minimum quality to be used in the Building or the exclusive type, grade or quality of material to be used in the Building.

          (p) "Basic Costs" shall mean all direct and indirect costs and expenses of operating, maintaining, repairing, managing, and owning the Building and the Property, as well as the "Exterior Common Area" (as defined in EXHIBIT "C" hereto), which are incurred by Landlord in each calendar year. Basic Costs

OFFICE LEASE AGREEMENT - Page 1

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are more fully described in EXHIBIT "C" hereto.

          (q) "Ready for Occupancy" shall mean that either (i) a Certificate of Occupancy (or its equivalent has been issued for the Premises if initial improvements are to be provided, or (ii) if no initial improvements are to be provided the Premises are unoccupied.

     2. LEASE GRANT. Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Premises.

     3.   LEASE TERM.

          (a) This Lease shall continue in force during a period beginning on the Commencement Date and continuing until the expiration of the Lease Term, unless this Lease is sooner terminated or extended to a later date under any other term or provision hereof.

          (b) If the Premises are not available and Ready for Occupancy by the date specified in Paragraph 1(d) hereof due to omission, delay or default by Tenant or anyone acting under or for Tenant, Landlord shall have no liability; and the obligations of Tenant under this Lease (including, without limitation, the obligation to pay Rent) shall nonetheless commence as of the Commencement Date.

          (c) If, however, this Lease is executed before the Premises become vacant or otherwise available and Ready for Occupancy and/or any present tenant or occupant of the Premises holds over and/or Landlord cannot deliver possession of the Premises prior to the date specified in Paragraph 1(d) hereof due to default on the part of Landlord, then, as Tenant's sole remedy for the delay in Tenant's occupancy of the Premises, the Commencement Date shall be delayed and the Rent herein provided shall not commence until the earlier to occur of the date of actual occupancy by Tenant or the date on which the Premises are available and Ready for Occupancy.

     4. USE. The Premises shall be used for office purposes and for no other purpose. Tenant agrees not to use or permit the use of the Premises for any purpose which is illegal, dangerous to life, limb or property or which, in Landlord's opinion, creates a nuisance or which would increase the cost of insurance coverage with respect to the Building.

     5.   BASE RENTAL.

          (a) Tenant agrees to pay the Rent to Landlord during the Lease Term, without any setoff or deduction whatsoever, for the nonpayment of which Landlord shall be entitled to exercise all such rights and remedies as are herein provided in the case of the non-payment of Base Rental. Except as otherwise provided herein, the annual Base Rental for each calendar year or portion thereof during the Lease Term, together with any estimated adjustment thereto pursuant to EXHIBIT "C" hereof then in effect, shall be due and payable in advance in twelve (12) equal installments on the first day of each calendar month during the Lease Term; and Tenant hereby agrees to pay such Base Rental and any adjustments thereto to Landlord at Landlord's address provided herein (or such other address as may be designated by Landlord in writing from time to time) monthly, in advance, and without demand. If the Lease Term commences on a day other than the first day of a month or terminates on a day other than the last day of a month, then (i) the installments of Base Rental for such month or months shall be prorated, based on the number of days in such month, and (ii) Tenant's share of Basic Costs shall be prorated as specified in EXHIBIT "C" hereto.

          (b) All installments of Rent not paid when due and payable shall bear interest at the maximum lawful rate until paid.

          (c) The Base Rental payable hereunder shall be adjusted from time to time in accordance with the provisions of EXHIBIT "C" attached hereto and incorporated herein for all purposes.

     6. SERVICES TO BE FURNISHED BY LANDLORD. Landlord agrees to furnish Tenant the following:

          (a) Facilities for hot and cold water at those points of supply provided for general use of other tenants in the Building, central heat and air conditioning in season, at such temperatures and in such amounts as are reasonably considered by Landlord to be standard or as required by governmental authority; provided, however, heating and air conditioning service at times other than for Normal Business Hours for the Building shall be furnished only upon the request of Tenant delivered to Landlord at any time pursuant to the Building's computerized system for such purposes. Tenant shall bear the entire cost of additional service, as such costs are determined by Landlord from time to time, and shall pay the same as additional Rent upon presentation of a statement therefor by Landlord. The additional air conditioning or chilled water consumption shall be determined as measured by BTU meters and submeters installed and maintained in good order and repair at Tenant's expense.

          (b) Routine maintenance and electric lighting service for all Common Areas and Service Areas of the Building in the manner and to the extent deemed by Landlord to be standard.

          (c) Janitor service, five (5) days per week, exclusive of normal business holidays; provided, however, if Tenant's floor covering or other improvements require special treatment, Tenant shall pay the additional cleaning cost attributable thereto as additional Rent upon presentation of a statement therefor by Landlord.

          (d) Subject to the provisions of Paragraph 12, facilities to provide all electrical current required by Tenant in its use and occupancy of the Premises.

          (e) All Building Grade fluorescent bulb replacements in the Premises necessary to maintain the lighting provided as a part of the Shell Improvements and fluorescent and incandescent bulb replacement in the Common Areas and Service Areas.

          (f) Landlord shall provide limited access to the Building before and after Normal Business Hours in the form of special limited access entry cards ("Entry Cards") for Tenant and its employees. An Entry Card shall not automatically qualify Tenant or any of its employees for an access card to the "Parking Garage" as defined in and pursuant to the terms of EXHIBIT "F". Landlord agrees to provide Tenant with up to, but not in excess of, six (6) Entry Cards. However, Tenant shall pay Landlord for any additional or replacement cards, in such amount as Landlord shall, from time to time, determine. The current cost required for a replacement card is $10.00 per card. Landlord shall be entitled to cancel (by computer entry) any lost or stolen cards of which it becomes aware. Tenant shall promptly notify Landlord of any lost or stolen cards. Landlord shall have no liability to Tenant, its employees, agents, invitees, or licensees for losses due to theft or burglary, or for damages committed by unauthorized persons on the Premises; and neither shall Landlord be required to insure

OFFICE LEASE AGREEMENT - Page 2
against any such losses. Tenant shall cooperate fully in Landlord's efforts to maintain security in the Building and shall follow all regulations promulgated by Landlord with respect thereto. Tenant further agrees to surrender all Entry Cards in its possession upon the expiration or earlier termination of this Lease.

          No interruption or malfunction of any utility service shall constitute an eviction or disturbance of Tenant's use or possession of the Premises or a breach by Landlord of any of Landlord's obligations hereunder or render Landlord liable or responsible to Tenant for any loss or damage which Tenant may sustain or incur if either the quantity or character of any utility service is changed or is no longer available to or is no longer suitable for Tenant's requirements or entitle Tenant to be relieved from any of Tenant's obligations hereunder, including, without limitation, the obligation to pay Rent, or grant Tenant any right to set-off, abatement or recoupment. At any time when Landlord is making such facilities for such utility services available to the Premises, Landlord may, at Landlord's option, upon not less than thirty (30) days prior written notice to Tenant, discontinue the availability of any such utility service. If Landlord gives any such notice of discontinuance, Landlord shall make all the necessary arrangements with the public utility service supplying the utility to the area in which the Building is located with respect to obtaining such utility service to the Premises; but Tenant will contract directly with such public utility service for the supplying of such utility services to the Premises. Failure to any extent to make available, or any slowdown, stoppage, or interruption of, the specified utility services resulting from any cause, including, without limitation, Landlord's compliance with any voluntary or similar governmental or business guidelines now or hereafter published or any requirements now or hereafter established by any governmental agency, board, or bureau having jurisdiction over the operation of the Building shall not render Landlord liable in any respect for damages to either persons, property, or business, nor be construed as an eviction of Tenant or work an abatement of Rent, nor relieve Tenant of Tenant's obligations for fulfillment of any covenant or agreement hereof. Should any equipment or machinery furnished by Landlord breakdown or for any cause cease to function properly, Landlord shall use reasonable diligence to repair same promptly, but Tenant shall have no claim for abatement of Rent or damages on account of any interruption of service occasioned thereby or resulting therefrom.

     7. IMPROVEMENTS TO BE MADE BY LANDLORD. Except as otherwise provided in the Work Letter attached hereto as EXHIBIT "E", all installations and improvements now or hereafter placed on the Premises, other than shell improvements, shall be for Tenant's account and at Tenant's cost (and
Tenant shall pay ad valorem taxes and increased insurance thereon or attributable thereto), which cost shall be payable by Tenant to Landlord upon demand as additional Rent.

     8. MAINTENANCE AND REPAIR OF PREMISES BY LANDLORD. Except as otherwise expressly provided herein, Landlord shall not be required to make any repairs to the Premises other than repairs to exterior and load-bearing walls, floors (but not floor coverings) and the roof of the Building, which may be required from time to time but only after such required repairs have been requested by Tenant in writing. In no event shall Landlord be responsible for the maintenance or repair of Improvements which are not composed of Building Grade materials.

     9. GRAPHICS. Landlord shall provide and install, at Tenant's cost, all letters or numerals on doors in the Premises, identification graphics on the exterior of the Premises, and all signage related to Tenant's occupancy in the Building. All such letters and numerals shall be in the standard graphics for the Building and no others shall be used or permitted on the Premises without Landlord's prior written consent.

     10. CARE OF THE PREMISES BY TENANT. Tenant shall, at its own cost and expense, reasonably maintain and repair the Premises, and shall not commit or allow any waste to be committed on any portion of the Premises, and at the termination of this Lease to deliver up the Premises to Landlord in as good condition as at the date of the commencement of the term of this Lease, ordinary wear and tear excepted.

     11. REPAIRS AND ALTERATIONS BY TENANT. Landlord shall have the right, at its option, at Tenant's own cost and expense, to repair or replace any damage done to the Building, or any part thereof, caused by tenant or Tenant's agents, employees, invitees, or visitors, and Tenant shall pay the cost thereof to the Landlord on demand as additional Rent. Tenant agrees with Landlord not to make or allow to be made any alterations to the Premises, install any vending machines on the Premises, or place signs on the Premises which are visible from outside the Premises, without first obtaining the prior written consent of Landlord in each such instance, which consent may be given or withheld on such conditions as Landlord may elect. Any and all alterations to the Premises shall become the property of Landlord upon termination of this Lease (except for movable equipment or furniture owned by Tenant). Landlord may, nonetheless, require Tenant to remove any and all fixtures, equipment and other improvements installed on the Premises or the Building ("Additional Improvements") beyond the shell improvements. Tenant shall be responsible for repairing any damage to the Premises or the Building resulting from the removal of any Additional Improvements or Tenant's personal property and for restoring the Premises or the Building, as applicable, to Building Grade condition. In the event that Landlord so elects, and Tenant fails to remove the Additional Improvements, Landlord may remove the Additional Improvements at Tenant's cost, and Tenant shall pay Landlord on demand all costs incurred in removing the Additional Improvements.

     12. USE OF ELECTRICAL SERVICES BY TENANT. Proper facilities so as to enable appropriate utility company to furnish electrical facilities for a total connected load of 2.0 watts per square foot of Rentable Area of power for high voltage (277/480v) electrical requirements ("Tenant's High Voltage Power Load") and 3.0 watts per square foot of Rentable Area for low voltage (120/208v single phase) electrical requirements ("Tenant's Low Voltage Power Load") (Tenant's Low Voltage Power Load and Tenant's High Voltage Power Load collectively shall mean "Tenant Standard Electrical Power"). All Tenant Standard Electrical Power shall be supplied by Landlord and paid for by Tenant as a part of its proportionate share of Building Operating Costs (as hereinafter defined in Paragraph 13, of this Lease); provided, however, any Low Voltage Power consumed in the Premises in excess of .34 kilowatt hours per square foot of Rentable Area within the Premises per month and any electricity for any item that requires a voltage other than 120/208v single phase will be considered to be in excess of Tenant's Low Voltage Power Load and will be separately metered and billed to Tenant on a monthly basis. Notwithstanding the above, high voltage power used for Building standard lighting will not be metered unless the Building standard allowance for lighting (defined as one (1) 2x2 parabolic lighting fixture for each eighty
(80) square feet of Rentable Area within the Premises) is exceeded.

     In the event Tenant's requirements for a connected load exceed those set forth in the preceding paragraph, Landlord, at Tenant's sole expense, will make reasonable efforts to supply such additional service through the existing electrical system serving the Building. Any additional electrical equipment required to meet Tenant's excess electrical requirements will be installed by Landlord at the sole cost and expense of Tenant (if, in Landlord's sole judgment, the same are necessary and will not cause damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or unreasonably interfere with or disturb other tenants or occupants).


OFFICE LEASE AGREEMENT - Page 3

     In the event Tenant's Premises is not initially metered as set forth above, any 277/480v or 120/208v lighting or equipment requirements installed at a later date or any other special situations that create a demand for additional electrical usage exceeding the Tenant Standard Electrical Power will be metered and/or measured by Landlord's engineers and billed to Tenant on a monthly basis. All installations of non-standard electrical fixtures such as appliances and equipment (other than ordinary office appliances and equipment such as typewriters, personal computers, word processors, voicewriters, calculators, lamps, clocks and other similar type low electrical consumption appliances and equipment) within the Premises will be subject to prior notice to Landlord, and, in the event any such installation will, either directly or indirectly, adversely affect the base electrical or mechanical systems, Landlord's prior approval will be required. Tenant covenants and agrees that at all times its use of electrical current will never intentionally exceed the capacity of existing feeders to the Building or the risers or wiring installations.

     Landlord will not be liable in any way to Tenant for any failure or defect in the supply or character of electrical energy furnished to the Premises by reason of any requirement, act or omission of the public utility serving the Building with electricity. The obligations of Landlord to furnish electrical service will be subject to the rules and regulations of the supplier of such electricity and of any municipal or other governmental authority regulating the business of providing electrical utility service.

     13. LAWS AND REGULATIONS. Tenant agrees to comply with all applicable laws, ordinances, rules, and regulations of any government entity or agency having jurisdiction with respect to the Premises.

     14. BUILDING RULES. Tenant will comply with the rules and regulations of the Building as adopted and altered by Landlord from time to time and will cause all of its agents, employees, invitees and visitors to do so. All changes to such rules will be sent by Landlord to Tenant in writing. The current rules and regulations for the Building are attached hereto as EXHIBIT "D".

     15. ENTRY BY LANDLORD. Tenant agrees to permit Landlord or its employees, agents or representatives to enter into and upon any part of the Premises at all reasonable hours (and in emergencies at all times) to inspect the same, or to show the Premises to prospective purchasers, mortgagees, tenants or insurers, to clean or make repairs, alterations or additions thereto, and Tenant shall not be entitled to any abatement or reduction of Rent by reason thereof.

     16.  ASSIGNMENT AND SUBLETTING.

          (a) Tenant shall not (i) assign this Lease or any interest therein, or (ii) sublease the Premises or any portion thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any attempted assignment or sublease by Tenant in violation of the terms and covenants of this paragraph shall be void. If Tenant is not a natural person, the acquisition of a controlling interest in Tenant shall be deemed to be an assignment for purposes hereof. As used herein, the phrase "controlling interest" shall mean ownership of in excess of forty-nine percent (49%) of the voting interest in Tenant. Notwithstanding the foregoing, Tenant may, upon notice to Landlord but without the necessity of obtaining Landlord's prior consent thereto, assign this Lease or sublet the Premises to an "Affiliate." As used herein, the term "Affiliate" shall mean any entity under the common control of a person or entity which controls Tenant or which is controlled by Tenant. With respect to a request for Landlord's consent to any assignment or sublease the following reasons for denial shall, without limitation, be deemed to be reasonable:

               i) the proposed assignee or subtenant does not have adequate financial ability to fulfill the monetary obligations related to such space; or

               ii) the proposed assignee or subtenant is a tenant in the Building or a prospective tenant in the Building (a prospective tenant shall be any entity which has directly or indirectly contacted Landlord about space in the Building; or

               iii) the space to be sublet is less than 2,000 square feet of Rentable Area; or

               iv) if prior subleases have been consented to by Landlord, such proposed sublease space is not contiguous to all space on a single floor under such prior subleases; or

               v) any proposed assignment appears to be an assignment of less than the entire Lease or less than Tenant's entire interest herein; or

               vi) any proposed assignee or subtenant whose use of the Premises in Landlord's opinion might violate the Use clause of the Lease; or

               vii) the proposed assignee or subtenant is either a governmental agency, a school or similar operation or a medical-related practice; or

               viii) in Landlord's judgment, the proposed assignee or subtenant would diminish the value or reputation of the Building; or

               ix) the occupancy of the Premises by the proposed subtenant or assignee would require substantial alterations to the Premises or the applicable portion thereof; or

               x) the proposed subtenant's or assignee's use of the Premises would conflict with any other Building tenants' exclusive rights; or

               xi) the occupancy of the Premises by the proposed subtenant or assignee would cause Landlord's fire and extended coverage insurance to be canceled or the rate therefor to be increased; or

               xii)   an event of default at such time exists; or

               xiii) the proposed assignment or sublease is for any period other than any period during the Initial Term hereof.

          (b) If Tenant requests Landlord's consent to an assignment of the Lease or subletting of all or part of the Premises, Landlord shall either
(i) approve such sublease or assignment (but no approval of an assignment or sublease shall relieve Tenant of any liability hereunder), or (ii) negotiate directly with the proposed subtenant or assignee and (in the event Landlord is able to reach agreement with such proposed subtenant or assignee) upon execution of a lease with such proposed subtenant or assignee, terminate this Lease (in part or in whole, as appropriate) upon thirty (30) days' notice, or
(iii) if Landlord shall fail to notify Tenant in writing of its decision within a thirty (30) day period after Landlord is notified in writing of the


OFFICE LEASE AGREEMENT - Page 4

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proposed assignment or sublease, Landlord shall be deemed to have refused to consent to such assignment or subleasing, and to have elected to keep this Lease in full force and effect.

         (c) All cash or other proceeds of any assignment, sale or sublease of Tenant's interest in the Lease and/or the Premises, whether consented to by Landlord or not, shall be paid to Landlord notwithstanding the fact that such proceeds exceed the Base Rental called for hereunder, unless Landlord agrees to the contrary in writing, and Tenant hereby assigns all rights it might have or ever acquire in any such proceeds to Landlord. This covenant and assignment shall benefit Landlord and its successors in ownership of the Building and shall bind Tenant and Tenant's heirs, executors, administrators, personal representatives, successors and assigns. Any assignee, sublessee or purchaser of Tenant's interest in this Lease (all such assignees, sublessees or purchasers being hereinafter referred to as "Successors"), by occupying the Premises and/or assuming Tenant's obligations hereunder, shall be deemed to have assumed liability to Landlord for all amounts paid to persons other than Landlord by such Successor in consideration of any such sale, assignment or subletting, in violation of the provision hereof. No assignment or subletting, whether or not with Landlord's consent, shall ever relieve Tenant of any liability hereunder.

    17. MECHANIC'S LIENS. Tenant will not permit any mechanic's liens or other liens to be placed upon the Premises or the Building and nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Premises, or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanic's or other liens against the Premises. In the event any such lien is attached to the Premises, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same. Any amount paid by Landlord for any of the aforesaid purposes shall be paid by Tenant to Landlord on demand as additional Rent.

    18. PROPERTY INSURANCE. In the event that Landlord has placed or hereafter places a mortgage, deed of trust or other lien on the Building, then during the existence thereof, Landlord shall maintain such fire and extended coverage insurance on the Building and the Premises as Landlord's mortgagees shall require thereunder, and in all other instances Landlord shall maintain such fire and extended coverage insurance on the Building and the Premises as Landlord desires in its sole discretion. Such insurance shall be maintained at the expense of Landlord (as a part of the Basic Costs), and payments for losses thereunder shall be made solely to Landlord or the mortgagees of Landlord as their interests shall appear. Tenant shall maintain at its expense, in an amount equal to full replacement cost, fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located on the Premises and in such additional amounts as are required to meet Tenant's obligations pursuant to Paragraph 22 hereof. Tenant shall, at Landlord's request from time to time, provide Landlord with a current certificate of insurance evidencing Tenant's compliance with this Paragraph 18 and Paragraphs 19 and 21 hereof. Tenant shall obtain the agreement of Tenant's insurers to notify Landlord that a policy is due to expire at least thirty (30) days prior to such expiration.

    19. LIABILITY INSURANCE. Tenant and Landlord shall (Landlord as a part of Basic Costs and Tenant at its own expense) maintain a policy or policies of comprehensive general liability insurance with respect to the respective activities of each in the Building and on the Property, with the premiums thereon fully paid on or before the due date, issued by and binding upon an insurance company approved by Landlord, such insurance to afford minimum protection of not less than $1,000,000 combined single limit coverage of bodily injury, property damage or combination thereof. In addition, Tenant agrees to obtain a fire legal liability endorsement, or other coverage satisfactory to Landlord which removes the "leased or occupied" property exclusion from Tenant's liability policy. Landlord shall not be required to maintain insurance against thefts within the Premises or the Building or the Property. Tenant's insurance shall contain a provision naming Landlord as an additional insured and include coverage for the contractual liability of Tenant to indemnify Landlord pursuant to Paragraph 20 below. Tenant shall obtain the agreement of Tenant's insurers to notify Landlord that a policy is due to expire at least thirty (30) days prior to such expiration.

    20. INDEMNITY. Landlord shall not be liable to Tenant, or to Tenant's agents, servants, employees, customers, or invitees for any injury to person or damage to property caused by any act, omission, or neglect of Tenant, its agents, servants, employees, invitees, licensees or any other person entering the Building under the invitation of Tenant or arising out of the use of the Premises by Tenant and the conduct of its business or out of a default by Tenant in the performance of its obligations hereunder. Tenant hereby indemnifies and holds Landlord harmless from all liability and claims for any such damage or injury.

    21. WAIVER OF SUBROGATION RIGHTS. Subject to the conditions hereinafter specified in this Paragraph 21 and only to the extent that and so long as the same is permitted under the laws and regulations governing the writing of insurance within the State of Texas with respect to the respective insurance that is to be carried by either Landlord or Tenant covering losses arising out of the destruction or damage to the Premises or its contents or to other portions of the Building or to Tenant's occupancy and operation of the Premises without invalidating or nullifying any such policy, or providing a defense to the applicable insurance carrier with respect to the coverage of any such policy, all such insurance carried by either Landlord or Tenant shall provide for a waiver of rights of subrogation against Landlord and Tenant on the part of the insurance carrier. Notwithstanding the foregoing, nothing contained herein shall require either party to obtain the inclusion of such a waiver of rights of subrogation in the event that, because of the cost or premium attributable to such waiver, the obtaining of such waiver is not feasible and reasonable. Unless such waivers contemplated by this sentence will invalidate, nullify, or provide a defense to coverage under any such insurance policy or are not obtainable for the reasons described in this paragraph 21, Landlord and Tenant each hereby waive any and all rights of recovery, claims, actions or causes of action against the other, its agents, officers, or employees, for any loss or damage that may occur to the Premises or the Building, or any improvements thereto, which loss or damage is covered by valid and collectible insurance policies, to the extent that such loss and damage is actually recovered under such insurance policy. The waivers set forth in the immediately preceding sentence shall be in addition to, and not substitution for, any other waivers, indemnities, or exclusions of liabilities as set forth in this Lease. Notwithstanding the foregoing, the failure of Tenant to take out or maintain any insurance policy required under paragraph 18 hereof shall be a defense to any claim asserted by Tenant against Landlord by reason of any loss sustained by Tenant that would have been covered by any such required policy.

    22. CASUALTY DAMAGE. If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be damaged such that substantial alteration or reconstruction of the Building shell, in Landlord's sole opinion, is required (whether or not the Premises shall have been damaged by such casualty) or in the event any mortgagee of Landlord's should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt or in the event of any material uninsured loss to the Building, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such casualty. If Landlord does not thus elect to terminate this Lease, Landlord shall


OFFICE LEASE AGREEMENT - Page 5
commence and proceed with reasonable diligence to restore the Building shell and Shell Improvements located on the Premises; except that Landlord's obligation to restore shall not require Landlord to spend for such work an amount in excess of the insurance proceeds actually received by Landlord as a result of the casualty. When the repairs described in the preceding sentence have been completed by Landlord, Landlord shall then complete the restoration of all improvements in excess of the Shell Improvements which are necessary to permit Tenant's reoccupancy of the Premises (including the installation of acoustical ceiling tile) pursuant to the final working drawings and specifications approved by Landlord pursuant to the Work Letter ("Improvements Restoration"). Landlord shall not be obligated to expend for the completion of the Improvements Restoration a sum in excess of a dollar amount equal to the dollar amount, if any, of the "Allowance" ("Reconstruction Allowance"). Except for the Reconstruction Allowance, all cost and expense of completing the Improvements Restoration shall be borne by Tenant and the amount of such excess, as determined by Landlord, is herein referred to as the "Reconstruction Excess". Fifty percent (50%) of the Reconstruction Excess (as then estimated by Landlord) shall be paid by Tenant to Landlord, in cash, prior to commencement of the Improvements Restoration. After substantial completion of the Improvements Restoration, but prior to reoccupancy of the Premises by Tenant, Tenant shall pay Landlord, in cash, an amount equal to ninety percent (90%) of the then unpaid balance of the Reconstruction Excess (as then estimated by Landlord). As soon as a final accounting can be prepared and submitted to Tenant, Tenant shall pay Landlord, in cash, the entire unpaid balance of the Reconstruction Excess, based on Landlord's final cost. Each increment of the Reconstruction Excess payable by Tenant to Landlord shall be paid by Tenant within ten (10) days after a written request therefore by Landlord to Tenant. Tenant shall not be entitled to receive any credit or payment with respect to any portion of the Reconstruction Allowance not actually spent upon restoration of the Premises. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, and provided that cash in the amount of each increment of the Reconstruction Excess shall have been paid to Landlord by Tenant within ten (10) days after a written request therefor by Landlord to Tenant, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are unfit for occupancy (based upon that portion of Base Rental applicable to the portion of the Premises subject to such casualty); provided, however, the Premises shall not be considered unfit for occupancy at any time that (i) such of the Improvements Restoration has been completed so as to permit occupancy as evidenced by the issuance of a Certificate of Occupancy or its equivalent for the Premises by the appropriate governmental entity having jurisdiction over the Premises for the purpose of issuing such certificate, or (ii) if no such certificate can be issued by any appropriate governmental entity under applicable laws, ordinances, or regulations, at such time as the Improvements Restoration have been substantially completed and tendered to Tenant.

     23. CONDEMNATION. If the whole or substantially the whole of the Building or the Premises should be taken for any public or quasi-public use, by right of eminent domain or otherwise or should be sold in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Building or the Premises are taken by the condemning authority. If less than the whole or substantially the whole of the Building or the Premises are thus taken or sold, Landlord (whether or not the Premises are affected thereby) may terminate this Lease by giving written notice thereof to Tenant; in which event this Lease shall terminate as of the date when physical possession of such portion of the Building or Premises are taken by the condemning authority. If this Lease is not so terminated upon any such taking or sale, the Base Rental payable hereunder shall be diminished by an amount representing that portion of Base Rental applicable to the portion of the Premises subject to such taking or sale, and Landlord shall, to the extent Landlord deems feasible, restore the Building and the Premises to substantially their former condition, but such work shall not exceed the scope of the work done by Landlord in originally constructing the Building and installing Shell Improvements and Initial Improvements in the Premises, nor shall Landlord in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation for such taking. All amounts awarded upon a taking of any part or all of the Property, Building or the Premises shall belong to Landlord, and Tenant shall not be entitled to and expressly waives all claims to any such compensation.

     24. DAMAGES FROM CERTAIN CAUSES. Landlord shall not be liable to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority or by any other cause, except as specifically provided in Paragraph 33 hereof. Nor shall Landlord be liable for any damage or inconvenience which may arise through
(a) the leasing of other space within the Building to whomsoever Landlord chooses for whatever use is allowed by Landlord or (b) repair or alteration of any part of the Building or Premises or to the construction of Leasehold Improvements for other tenants in the Building, it being specifically acknowledged and agreed by Tenant that Tenant is leasing space in a Building which is not fully occupied and that Landlord will, as a part of Landlord's leasing of other space within the Building, be conducting construction work in order to prepare other space in the Building, from time to time, for other tenants.

     25.  EVENTS OF DEFAULT/REMEDIES.

          (a) The following events shall be deemed to be events of default by Tenant under this Lease: (i) Tenant shall fail to pay any Rent or other sum of money due hereunder and such failure shall continue for a period of five (5) days after the date such sum is due; (ii) Tenant shall fail to comply with any provision of this Lease or any other agreement between Landlord and Tenant (including the Work Letter) not requiring the payment of money, all of which terms, provisions and covenants shall be deemed material and such failure shall continue for a period of ten (10) days after written notice of such default is delivered to Tenant; (iii) the Leasehold hereunder demised shall be taken on execution or other process of law in any action against Tenant; (iv) Tenant notifies Landlord, at any time prior to the Commencement Date, that Tenant does not intend to take occupancy of the Premises upon the commencement of the Lease Term; or Tenant shall fail to promptly move into and take possession of the Premises when the Premises are Ready for Occupancy or shall cease to do business in or abandon any portion of the Premises; (v) Tenant shall become insolvent or unable to pay its debts as they become due, or Tenant notifies Landlord that it anticipates either condition; (vi) Tenant takes any action to, or notifies Landlord that Tenant intends to file a petition under any section or chapter of the Bankruptcy Code, as amended from time to time, or under any similar law or statute of the United States or any State thereof; or a petition shall be filed against Tenant under any such statute; or Tenant or any creditor of Tenant notifies Landlord that it knows such a petition will be filed; or Tenant notifies Landlord that it expects such a petition to be filed; or (vii) a receiver or trustee shall be appointed for Tenant's Leasehold Interest in the Premises or for all or a substantial part of the assets of Tenant.

          (b) Upon the occurrence of any event or events of default by Tenant, whether enumerated in this Paragraph or not, Landlord shall have the option to pursue any one or more of the following remedies without any notice [except for such notice expressly required by Subparagraph 25(a)(ii)] or demand for possession whatsoever (and without limiting the generality of the foregoing, Tenant hereby specifically waives notice and demand for payment of Rent or other obligations due and waives any and all other notices or demand requirements imposed by applicable law): (i) terminate this Lease in which event Tenant shall immediately surrender the Premises to Landlord; (ii) terminate Tenant's right to occupy the Premises and re-enter and take possession of the Premises (without terminating this Lease); (iii) enter upon the Premises and do whatever


OFFICE LEASE AGREEMENT - Page 6

Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action; and (iv) exercise all other remedies available to Landlord at law or in equity, including, without limitation, injunctive relief of all varieties.

          (c) In the event Landlord elects to re-enter or take possession of the Premises after Tenant's default, Tenant hereby waives notice of such re-entry or repossession and of Landlord's intent to re-enter or retake possession. Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in or future Rent, expel or remove Tenant and any other person who may be occupying said Premises or any part thereof. In addition, the provisions of Paragraph 27 hereof shall apply with respect to the period from and after the giving of notice of such repossession by Landlord. In addition, Landlord may change or alter the locks and other security devices on the doors to the Premises and/or remove Tenant's; master entry cards from the security and master entry card system; and Tenant hereby waives, to the fullest extent allowed by law, any requirement that notice be posted on the Premises as to the location of a key to such new locks and any right to obtain such a key. All Landlord's remedies shall be cumulative and not exclusive. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. Tenant hereby expressly waives all rights under Section 93.002 of the Taxes Property Code (Commercial Lockout Statute).

         (d) In the event that Landlord elects to terminate this Lease, then, notwithstanding such termination, Tenant shall be liable for and shall pay to Landlord the sum of all Rents and other indebtedness accrued to the date of such termination, plus, as damages, an amount equal to the total of
(i) the cost of recovering the Premises, (ii) the cost of removing and storing Tenant's and other occupant's property located therein, (iii) the costs of reletting the Premises, or portion thereof (including, without limitation, brokerage commissions), (iv) the cost of decorations, repairs, changes, alterations, and additions to the Premises whether accomplished in one or more steps or phases, (v) the cost of collecting such amounts from Tenant hereunder, and (vi) any other sums of money or damages that may be owed to Landlord as the result of default by Tenant or the exercise of Landlord's rights at law or in equity.

         (e) In the event that Landlord elects to take possession of the Premises and terminate Tenant's right to occupy the Premises without terminating this Lease, Tenant shall remain liable, and shall pay to Landlord, from time to time, on demand, any deficiency between the total Base Rental due under this Lease for the remainder of the Lease Term and rents, if any, which Landlord is able to collect from another tenant(s) for the Premises, or portion thereof, during the remainder of the Lease Term ("Rental Deficiency"). In addition, Tenant shall be liable for and shall pay to Landlord, on demand, an amount equal to (i) the cost of recovering possession of the Premises, (ii) the cost of removing and storing Tenant's or any other occupant's property located therein, (iii) the costs of relating the Premises, or applicable portion thereof, and whether accomplished in one or more phases (including, without limitation, brokerage commissions), (iv) the cost of decorations, changes, alterations, and additions to the Premises, or applicable portion thereof, and whether accomplished in one or more phases,
(v) the cost of collection of the rent accruing from any such reletting, (vi) the cost of collecting any sums billable to Tenant by Landlord hereunder, and
(vii) any other sum of money or damages that may owed to Landlord as a result of Tenant's default or the exercise of Landlord's rights at law or in equity. Landlord may file suit to recover any sums falling due under the terms hereof from time to time, and no delivery to or recovery by Landlord of any portion of the sums due Landlord hereunder shall be any defense in any action to recover any amount not heretofore reduced to judgment in favor of Landlord. Nothing contained herein shall be deemed to require Landlord to relet the Premises. Any sums received by Landlord through reletting shall reduce the sums owing by Tenant to Landlord hereunder, but in an event shall Tenant be entitled to any excess of any sums obtained by reletting over and above the Base Rental provided in this Lease to be paid by Tenant to Landlord. For the purpose of such reletting, Landlord is authorized to decorate or to make any repairs, changes, alterations, or additions in and to the Premises or applicable portion thereof, that Landlord may deem necessary or advisable. No reletting shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention is given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous default. In the alternative (but only in the event that Tenant's default constitutes a material breach), Landlord may elect to terminate Tenant's right to occupy the Premises and to immediately recover as damages, in lieu of the Rental Deficiency, a sum equal to the difference between (i) the total Base Rental due under this Lease for the remainder of the Lease Term and (ii) the then fair market rental value of the Premises during such period, discounted to present value at a rate determined by Landlord, in its sole discretion ("Discounted Future Rent"). In such event, Landlord shall have no responsibility to attempt to relet the Premises or to apply any rentals received by Landlord as a result of any such reletting to Tenant's obligations hereunder; and the aggregate amount of all damages due to Landlord, including the Discounted Future Rent hereunder, shall be immediately due and payable to Landlord upon demand. To the extent Landlord is obligated by law to mitigate its damages, mitigation for these purposes shall only mean that Landlord agrees to list or advertise the Premises for rent in accordance with Landlord's standard advertising and rental policies, and to rent the Premises to prospective tenants only if there are no other comparable available leasehold premises in the Building or in other projects of Landlord or its affiliates in the vicinity of the Building.

         (f) In addition to the remedies set forth in Paragraph 25(b) of the Lease, upon the occurrence of any event or events of default by Tenant under the Lease with respect to which Landlord elects to either terminate the Lease, or without terminating the Lease, to terminate Tenant's possession of the Premises, Landlord shall be entitled to (i) receive a cash payment from Tenant on demand in an amount equal to all "Reimbursable Costs" (as defined below) which have not yet vested in Tenant, (ii) terminate any remaining lease concessions which have not yet accrued under the Lease, and (iii) terminate all of Tenant's parking and signage rights under the Lease. As used herein, the term "Reimbursable Costs" shall mean the total of (i) the difference between the average monthly Base Rental payable by Tenant over the entire Lease Term and the average monthly Base Rental payable by Tenant from the Commencement Date to the date of default MULTIPLIED BY the number of months from the Commencement Date through the date of default; and (ii) the aggregate dollar amount which has been paid and/or is payable by Landlord to or on behalf of Tenant under the Lease, including, without limitation, (a) any brokerage commissions in connection with the execution of the Lease, and
(y) any allowances (for leasehold improvements or otherwise). Since the Reimbursable Costs were incurred by Landlord in reliance upon Tenant fully performing Tenant's obligations under the Lease. Tenant hereby acknowledges that Landlord will be damaged, upon a default by Tenant, in an amount equal to the aggregate dollar value of the Reimbursable Costs which have not yet vested in Tenant. Reimbursable Costs shall be deemed to be vested in Tenant on a pro rata bases for each calendar month during the Lease Term for which Tenant has paid rent and is not otherwise in default hereunder. No vesting shall occur with respect to any month for which Tenant has not paid rent or in which Tenant is otherwise in default hereunder.

          (g) This Paragraph 25 shall be enforceable to the maximum extent not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion. No act or thing done by Landlord or its agents during the Lease Term shall be deemed an acceptance


OFFICE LEASE AGREEMENT - Page 7
of an attempted surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless made in writing and signed by Landlord. No re-entry or taking of possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such termination is given to Tenant.

         (h) Landlord shall be in default hereunder in the event Landlord has not begun and pursued with reasonable diligence the cure of any failure of Landlord to meet its obligations hereunder within thirty (30) days of the receipt by Landlord of written notice from Tenant of the alleged failure to perform. In no event shall Tenant have the right to terminate or rescind this Lease as a result of Landlord's default as to any covenant or agreement contained in this Lease. Tenant hereby waives such remedies of termination and rescission and hereby agrees that Tenant's remedies for default hereunder any for breach of any promise or inducement shall be limited to a suit for damages and/or injunction. In addition, Tenant hereby covenants that, prior to the exercise of any such remedies, it will give the mortgagees holding mortgages on the Building notice and a reasonable time to cure any default by Landlord.

    26. PEACEFUL ENJOYMENT. Tenant shall, and may peacefully have, hold, and enjoy the Premises, subject to the other terms hereof, provided that Tenant pays the Rent and other sums herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding upon Landlord and its successors only with respect to breaches occurring during its or their respective periods of ownership of the Landlord's interest hereunder. Landlord shall be entitled to cause Tenant to relocate from the Premises to a comparable space (a "Relocation Space") within the Building at any time upon reasonable written notice to Tenant (which notice shall not be given in excess of one hundred twenty (120) days prior to such relocation). Landlord or the third party tenant replacing Tenant in the Premises shall pay all reasonable costs of accomplishing such relocation. Such a relocation shall not terminate or otherwise effect or modify this Lease except that from and after the date of such relocation, "Premises" shall refer to the Relocation Space into which Tenant has been moved, rather than the original Premises as herein defined.

    27. HOLDING OVER. In the event of holding over by Tenant after expiration or other termination of this Lease or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant to Paragraph 25(b) hereof, Tenant shall, throughout the entire holdover period, pay Rent equal to one hundred fifty percent (150%) of the Base Rental and additional Base Rental which would have been applicable had the term of this Lease continued through the period of such holding over by Tenant. No holding over by Tenant after the expiration of the term of this Lease shall be construed to extend the term of this Lease.

    28. SUBORDINATION TO MORTGAGE. Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter arising upon the Premises, or upon the Building and/or the Property and to any renewals, modifications, consolidations, refinancing, and extensions thereof, but Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed of trust or other lien now existing or hereafter placed upon the Premises, or the Building and/or the Property and Tenant agrees upon demand to execute such further instruments subordinating this Lease or attorning to the holder of any such liens as Landlord may request. The terms of this Lease are subject to approval by the Landlord's permanent lender(s), and such approval is a condition precedent to Landlord's obligations hereunder. In the event that Tenant should fail to execute any subordination or other agreement required by this Paragraph promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest. Tenant agrees that it will from time to time upon request by Landlord execute and deliver to such persons as Landlord shall request a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which Rent and other charges payable under this Lease have been paid, stating the Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require.

    29. ESTOPPEL CERTIFICATES. Tenant agrees that it will from time to time upon request by Landlord execute and deliver to such persons as Landlord shall request a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the date to which rental and other charges payable under this Lease have been paid, stating that the Landlord is not in default hereunder (or, if Tenant alleges a default stating the nature of such alleged default in particularity) and further stating such other matters as Landlord shall reasonably require. Tenant agrees to deliver such statement within ten (10) days after written request from Landlord. Failure to timely deliver such estoppel certificate shall be a default under this Lease and shall entitle Landlord to pursue any and all remedies it deems appropriate.

    30. LANDLORD'S LIEN. Tenant hereby grants to Landlord a lien and security interest on all property of Tenant now or hereafter placed in or upon the Premises and such property shall be and remain subject to such lien and security interest of Landlord for payment of all Rent and other sums agreed to be paid by Tenant herein. The provisions of this Paragraph relating to such lien and security interest shall constitute a security agreement under and subject to the Texas Business and Commerce Code so that Landlord shall have and may enforce a security interest on all property of Tenant now or hereafter placed in or on the Premises, in addition to and cumulative of the Landlord's liens and rights provided by law or by other terms and provisions of this Lease. Tenant agrees to execute as debtor such financing statement or statements as Landlord may now or hereafter request. Landlord may at its election at any time file a copy of this Lease as a financing statement. Notwithstanding the above, Landlord shall neither sell nor withhold from Tenant, Tenant's business records. Tenant hereby waives its lien rights under Section 91.004 of the Texas Property Code.

    31. ATTORNEY'S FEES. In the event either party files suit to enforce the performance of or obtain damages caused by a default under any of the terms of this Lease, the party against whom a judgment is rendered shall pay the prevailing party's reasonable costs and attorneys' fees. The reasonableness of such costs and attorneys' fees shall be determined by the court and not the jury, with respect to any monetary claim, in order for a party to prevail, such party must be award at least fifty percent (50%) of the highest amount which such party claimed at any time in such suit.

    32. NO IMPLIED WAIVER. The failure of Landlord to insist at any time upon the strict performance of any covenant or agreement herein or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Rent due under this Lease shall be deemed to be other than on account of the earliest Rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may


OFFICE LEASE AGREEMENT - Page 8
accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy in this Lease provided.

     33. PERSONAL LIABILITY. In no event shall Landlord be liable to Tenant either for (a) any loss or damage that may be occasioned by or through the acts or omissions of other tenants of the Building or of any other persons whomever or (b) any consequential damages regardless of causation. With respect to tort claims against Landlord, Landlord shall not be liable to Tenant or to any other person for any act or omission of Landlord or of its agents or employees, negligent or otherwise, except for actual damages or costs incurred as a direct result of and caused directly by the willful misconduct or gross negligence of Landlord (or of Landlord's agents or employees) in circumstances in which Landlord is deemed to be liable at law for such acts or omissions and such liability cannot be waived by Tenant. Nothing contained in the immediately preceding sentence shall ever be construed as creating liability in excess of that existing at law or, in any event, increasing the liability of Landlord, under any theory or cause of action, however denominated, from that existing at law, further, the liability of Landlord to Tenant for (a) any default by Landlord under the terms of this Lease, (b) for any tort liability of Landlord to Tenant, or (c) in any other circumstance in which Landlord is judicially determined to have some liability to Tenant, for whatever reason, shall, in each such instance, be limited to the interest of Landlord in the Building and Property and Tenant agrees to look solely to Landlord's interest in the Building and the Property for the recovery of any judgment from the Landlord, if being intended that Landlord shall never be personally liable for any judgment or deficiency.

     34. SECURITY DEPOSIT. The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of Rental or a measure of Tenant's liability for damages in case of default by Tenant. Landlord may commingle the Security Deposit with Landlord's other funds. Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearages of Rent or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease, the balance of the Security Deposit remaining after any such application shall be returned by Landlord to Tenant. If Landlord transfers its interest in the Premises during the term of this Lease, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit.

     35. NOTICE. Any notice in the Lease provided for must, unless otherwise expressly provided herein, be in writing, and may, unless otherwise in this Lease expressly provided, be given or be served by depositing the same in the United States mail, postage prepaid and certified and addressed to the party to be notified, with return receipt requested, or by prepaid telegram, or by overnight courier (such as Federal Express or similar company) or by hand delivery, with evidence in either event of delivery to addressee, when appropriate, addressed to the party to be notified at the address stated in this Lease or such other address notice of which has been given to the other party. Notice deposited in the mail in the manner hereinabove described shall be effective from and after the expiration of three (3) calendar days after it is so deposited. Notice by overnight courier shall be effective on the next business day after being sent. Notice by personal delivery shall be effective on the day of receipt.

     36. SEVERABILITY. If any term or provision of this Lease, or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

     37. RECORDATION. Tenant agrees not to record this Lease or any memorandum hereof.

     38. GOVERNING LAW. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Texas.

     39. FORCE MAJEURE. Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, litigation brought by third parties to enjoin Landlord's activities at the Building, or any other cause whatsoever beyond the control of Landlord.

     40. TIME OF PERFORMANCE. Except as expressly otherwise herein provided, with respect to all required acts of Tenant, time is of the essence of this Lease.

     41. TRANSFERS BY LANDLORD. Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building and Property referred to herein, and in such events and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations.

     42. TRANSFERS BY TENANT. Tenant shall not transfer, convey, mortgage, pledge, hypothecate, or encumber Tenant's leasehold interest hereunder or grant any license, concession, or other right to occupancy of any portion of the Premises without the prior written consent of Landlord, which may be granted or withheld in Landlord's sole discretion. The prohibitions specified in this Paragraph 42 shall be in addition to, and independent of, the provisions of Paragraph 13 hereof and shall be construed to include, without limitation, any such prohibited transfers occurring by operation of law. Any attempt by Tenant to accomplish a transfer prohibited by the provisions of this Lease, without having obtained the prior written consent of Landlord thereto shall be void and of no force or effect any may, at the option of Landlord, constitute a material default hereunder.

     43. COMMISSIONS. Tenant represents and warrants that no broker has represented it in this lease transaction and that no broker is owed a commission or fee in connection with the consummation of this lease transaction. Tenant hereby indemnifies and holds Landlord harmless against any loss, claim, expense or liability with respect to any commissions or brokerage fees claimed on account of the execution and/or renewal of this Lease or the expansion of the Premises hereunder, if applicable, due to any action by Tenant. The provisions of this paragraph shall survive the termination of this Lease.

     44. EFFECT OF DELIVERY OF THIS LEASE. Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer to Tenant or option. This Lease shall not be effective until a copy executed by both Landlord and Tenant is delivered to and accepted by Landlord, and this Lease has been approved by Landlord's mortgagee.

     45. ENTIRE AGREEMENT. This Lease embodies the entire agreement between the parties hereto with

OFFICE LEASE AGREEMENT - Page 9
relation to the transaction contemplated hereby, and there have been and are no covenants, agreements, representations, warranties or restrictions between the parties hereto with regard thereto other than those specifically set forth herein.

    46. RECEIPT OF PREMISES. The occupancy of the Premises by Tenant shall constitute the acknowledgment and agreement of Tenant that Tenant is fully familiar with the physical condition of the Premises, that Tenant has received the same in good order and condition, and that the Premises comply in all respects with the requirements of this Lease and are suitable for the purposes for which the Premises are hereby leased. In that regard, Landlord hereby disclaims, and Tenant hereby waives, any warranty of suitability with respect to the Premises.

    47. MERGER OF ESTATES. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation thereof, shall not constitute a merger; and upon such surrender or cancellation of this Lease, Landlord shall have the option, in Landlord's sole discretion, to (i) either terminate all or any existing subleases or subtenancies, or (ii) assume Tenant's interest in any or all subleases or subtenancies.

    48. WASTE MANAGEMENT. Without limiting its obligations under Paragraph 14 (and the rules and regulations attached to this Lease as EXHIBIT "D"), Tenant covenants and agrees to comply with all laws, rules, regulations and guidelines now or hereafter made applicable to the Premises respecting the disposal of waste, trash, garbage and other matter (liquid or solid), generated by Tenant, the disposal of which is not otherwise the express obligation of Landlord under this Lease (it is expressly understood that the provision of janitorial services by Landlord is not an express obligation of Landlord under this Lease for the purpose of this Paragraph 48), including, but not limited to, laws, rules, regulations and guidelines respecting recycling and other forms of reclamation (all of which are herein collectively referred to as "Waste Management Requirements"). Tenant covenants and agrees to comply with Waste Management Requirements applicable to Landlord (i) as owner of the Premises and (ii) in performing Landlord's obligations under this Lease, if any. Tenant further covenants and agrees to comply with all rules and regulations established by Landlord to enable Landlord from time to time to avail itself of the lowest rate available for the disposal of waste, trash, garbage and other matter (liquid or solid), generated by Tenant. Tenant covenants and agrees to indemnify, defend, protect and hold Landlord harmless (in accordance with Paragraph 20) from and against all liability (including costs, expenses and attorney fees) that Landlord may sustain by reason of Tenant's breach of its obligations under this paragraph 48. Tenant's obligations under this paragraph 48 shall survive the termination of this Lease.

    49. AMERICANS WITH DISABILITIES ACT AND TEXAS ARCHITECTURAL BARRIERS ACT. Tenant agrees to comply with all requirements of the Americans with Disabilities Act (Public Law 101-336 (July 26, 1990)) and the Texas Architectural Barriers Act (Article 9102, Tex. Rev. Civ. St. (1991)) applicable to the Premises and applicable to the Building and Property to accommodate its employees, invitees and customers. Tenant acknowledges that it shall be wholly responsible for any accommodations or alterations which need to be made to the Premises to accommodate Tenant's employees, customers and invitees and for making any additional accommodations or alterations which need to be made to the Building or the Property to accommodate Tenant's employees, invitees and customers. Tenant agrees to indemnify and hold Landlord harmless from any and all expenses, liabilities, costs or damages suffered by Landlord as a result of Tenant's failure to fulfill its aforesaid responsibilities regarding making such accommodations and alterations referenced in the preceding sentence. No provision in this Lease should be construed in any manner as permitting, consenting to or authorizing Tenant to violate requirements under either such Act and any provision of the Lease which could arguably be construed as authorizing a violation of either Act shall be interpreted in a manner which permits compliance with such Act and is hereby amended to permit such compliance.

    50. TEMPORARY SPACE. The parties acknowledge that from the date of execution of this Lease through the Commencement Date (the "Temporary Space Term"), Tenant shall have the right to occupy that certain space as shown on EXHIBIT "H" attached hereto ("Temporary Space") of the Building at no charge. During the Temporary Space Term, all terms and provisions of this Lease other than those with respect to Rent, the Allowance and the Lease Term shall apply with respect to the Temporary Space. Further, nothing contained herein shall be construed as releasing Tenant from any obligations of Tenant arising under Paragraph 20, Indemnity, of this Lease or with respect to any physical damage to the Temporary Space, which shall survive the Temporary Space Term.

    51. EXHIBITS. The following numbered exhibits are attached hereto and incorporated herein and made a part of this Lease for all purposes:

              Exhibit "A" - Legal Description
              Exhibit "B" - Floor Plan
              Exhibit "C" - Payment of Excess Basic Costs
              Exhibit "D" - Rules and Regulations
              Exhibit "E" - Work Letter
              Exhibit "F" - Parking
              Exhibit "G" - Right of First Refusal
              Exhibit "H" - Temporary Space Floor Plan

NOTICE OF INDEMNIFICATION: THE PARTIES TO THIS LEASE HEREBY ACKNOWLEDGE AND AGREE THAT THIS LEASE (AND ATTACHED EXHIBITS) CONTAINS CERTAIN
INDEMNIFICATION PROVISIONS.



OFFICE LEASE AGREEMENT - Page 10

                                      LANDLORD:

Address:                              METROPOLITAN LIFE INSURANCE COMPANY,
                                      a New York corporation
1000 Louisiana
Suite 500
Houston, Texas 77002
Attn: Property Manager                By:  /s/ David G. Rogers
                                           ----------------------------------
                                           David G. Rogers,
                                           Assistant Vice-President


With a copies to:
                                      METROPOLITAN TOWER REALTY COMPANY, INC.
Metropolitan Life Insurance Company   a Delaware corporation
5420 LBJ Freeway, Suite 1310
Dallas, Texas 75240
Attention: Assistant Vice-President
           Real Estate Investments    By:  /s/ David G. Rogers,
                                           ----------------------------------
and                                        David G. Rogers,
                                           Vice-President
Metropolitan Life Insurance Company
303 Perimeter Center North, Suite 600
Atlanta, Georgia 30346
Attention: Territorial Vice-President
           Real Estate Investments



                                      TENANT:

Address Prior to                      CALIBRE ENERGY, L.P.,
Commencement Date:                    a Texas limited partnership

1201 Louisiana                        By:  /s/ Todd Grabois
Suite 3350                                 ----------------------------------
Houston, TX 77002                     Name: Todd Grabois
Attn: Todd Grabois                          ---------------------------------
                                      Title: General Partner - Treasurer
                                             --------------------------------
                                             Calibre Oil & Gas Corp.
Address Subsequent to
Commencement Date:

1000 Louisiana
Suite 5500
Houston, Texas 77002
Attn: Todd Grabois



OFFICE LEASE AGREEMENT - Page 11

                                  EXHIBIT "A"

                                     TO
                        OFFICE LEASE AGREEMENT BETWEEN
                     METROPOLITAN LIFE INSURANCE COMPANY
                 AND METROPOLITAN TOWER REALTY COMPANY, INC.,
                              AS LANDLORD, AND
                            CALIBRE ENERGY, L.P.,
                                  AS TENANT


                              LEGAL DESCRIPTION

Being a tract or parcel containing 62,472 square feet of land situated in Harris County, Texas, being all of Block 144, City of Houston, South Side Buffalo Bayou (S.S.B.B.), being more particularly described as follows:

COMMENCING at City of Houston Monument 5457,0109-B same being City Rod 27, located at the intersection of the centerlines of McKinney Avenue (80 feet wide) and Louisiana Street (80 feet wide);

THENCE, North 55"00'00" West, 40.00 feet along the centerline of said McKinney Avenue;

THENCE, departing said centerline at a right angle, South 35"00'00" West along a line that is parallel with and 40.00 feet west of the centerline of Said Louisiana Street, 40.00 feet to the northeast corner of said Block 144 and the POINT OF BEGINNING;

THENCE, continuing along the westerly right-of-way line of said Louisiana Street, South 35"00'00" West, 249.89 feet to the southeast corner of said Block 144;

THENCE, North 55"00'00" West, 250.00 feet along the northerly right-of-way line of Lamar Avenue (80 feet wide) to the southwest corner of said Block 144;

THENCE, North 35"00'00" East, 249.89 feet along the easterly right-of-way line of Smith Street (80 feet wide) to the northwest corner of said Block 144;

THENCE, South 55"00'00" East, 250.00 feet along the southerly right-of-way line of said McKinney Avenue to the POINT OF BEGINNING, containing a computed area of 62,472 square feet of land.


EXHIBIT "A" TO OFFICE LEASE AGREEMENT - Page Solo

                                  EXHIBIT "B"
                                  -----------

                                      TO
                        OFFICE LEASE AGREEMENT BETWEEN
                     METROPOLITAN LIFE INSURANCE COMPANY
                 AND METROPOLITAN TOWER REALTY COMPANY, INC.,
                              AS LANDLORD, AND
                           CALIBRE ENERGY, L.P.,
                                 AS TENANT

                                FLOOR PLAN
                                ----------




                                (FLOORPLAN)












EXHIBIT "B" TO OFFICE LEASE AGREEMENT - Page Solo

                                    EXHIBIT "C"

                                         TO
                           OFFICE LEASE AGREEMENT BETWEEN
                        METROPOLITAN LIFE INSURANCE COMPANY,
                    AND METROPOLITAN TOWER REALTY COMPANY, INC.
                                 AS LANDLORD, AND
                              CALIBRE ENERGY, L.P.,
                                     AS TENANT

                          PAYMENT OF EXCESS BASIC COSTS

     1. BASIC COSTS. The Base Rental payable hereunder shall be adjusted from time to time in accordance with the following provisions:

          (a) Tenant's Base Rental is based, in part, upon the estimate that annual "Basic Costs" (as hereinafter defined) will be equal to the "Expense Stop". During the Lease Term, Tenant shall pay as an adjustment to Base Rental hereunder an amount (per each square foot of Rentable Area within the Premises) equal to the excess ("Excess") from time to time of Basic Costs per square foot of Rentable Area in the Building over the Expense Stop. Landlord may collect such additional Base Rental in arrears on a yearly basis. Landlord shall also have the option to make a good faith estimate of the Excess from time to time for each upcoming calendar year (or remainder thereof, if applicable) and, upon thirty (30) days' written notice to Tenant, may require the monthly payment of Base Rental to be adjusted in accordance with such estimate. Any amounts paid based on such an estimate shall be subject to adjustment pursuant to Paragraph 2 below when Basic Costs are available for such calendar year.

          (b) "Basic Costs" shall mean all direct and indirect costs and expenses in each calendar year of operating, maintaining, repairing, managing and owning the Building and the Property plus all operating costs of the Exterior Common Area (below defined). Basic Costs shall not include the cost of capital improvements, depreciation, interest, lease commissions, and principal payments on mortgage and other non-operating debts of Landlord. Basic Costs shall, however, include the amortization of capital improvements which are primarily for the purpose of reducing Basic Costs, or which are required by governmental authorities. "Exterior Common Areas" shall mean that portion of the Property (and other tracts of real property comprising the multi-building project in the event the Building is located in such a project) which are not located within the Building (or other building in a multi-building project) and which are provided and maintained for the common use and benefit of Landlord and tenants of the Building (or multi-building project) generally and the employees, invitees and licensees of Landlord and such tenants; including without limitation, all parking areas (enclosed or otherwise, including, without limitation, the parking areas beneath the Building and those in the 1400 Louisiana Garage) and all streets, sidewalks, walkways, pedestrian tunnels and landscaped areas.

     2. PROCEDURE. The following additional provisions shall apply to Paragraph 1 of this EXHIBIT "C":

          (a) By April 1 of each calendar year during Tenant's occupancy, or as soon thereafter as practical, Landlord shall furnish to Tenant a statement of Landlord's Basic Costs for the previous calendar year. If for any calendar year additional Base Rental was collected for the prior year, as a result of Landlord's estimate of Basic Costs, in excess of the additional Base Rental due during such prior year, then Landlord shall refund to Tenant any over payment (or at Landlord's option, apply such amount against rentals due or to become due hereunder). Likewise, Tenant shall pay to Landlord, on demand, any underpayment with respect to the prior year. In no event shall Basic Costs per square foot of Rentable Area within the Building be deemed to be less than the Expense Stop, it being the intent of Landlord and Tenant that Tenant shall at all times be responsible for the payment of, and shall pay, not less than the amount of Base Rental for the applicable period (before adjustment) specified in this Lease.

          (b)   Notwithstanding any language in the Lease or in this EXHIBIT
     "C" seemingly to the contrary, Landlord shall determine and estimate
     Basic Costs for any calendar year within the Lease Term by increasing the variable components of Basic Costs to the amount which Landlord projects would have been incurred had the Building been occupied to the extent of ninety-five percent (95%) of the Rentable Area therein during all of the applicable calendar year. In such event, the term "Basic
     Costs", as used in this EXHIBIT "C" and in the Lease, shall include
     (i) the actual Basic Cost incurred during any portion of such calendar year in which the Building is occupied to the extent of ninety-five percent (95%) or more of the Rentable Area therein plus (ii) the Basic Costs which would have been incurred had the Building been occupied to the extent of ninety-five percent (95%) of the Rentable Area thereof during the portion of that calendar year in which the actual occupancy of the Building is less than ninety-five percent (95%) of the Rentable Area therein; and Landlord shall have the option of making such estimate in advance for any upcoming calendar year.

          (c) In the event that the Lease Term commences on a day other than January 1 or terminates on a day other than December 31, the Excess for that part of the first (1st) calendar year or last calendar year during the Lease Term shall be determined as follows:

               (i) The Expense Stop shall be prorated based upon the number of months in such partial calendar year. With respect to any partial calendar month occurring during such partial calendar year, the Expense Stop shall also be prorated based upon the number of days in that partial calendar month.

               (ii) The Excess, if any, for the applicable partial calendar year shall then be the amount by which (A) actual Basic Costs per square foot of Rentable Area in the Building for such calendar year, prorated based upon the number of months and days in the applicable partial calendar year, exceed (B) the Expense Stop, as prorated pursuant to the provisions of this Subparagraph 2(c).

               (iii) With respect to a proration for the first (1st) calendar year and in the event that Landlord's estimate of the Basic Costs to be incurred during such partial calendar year exceeds the Expense Stop, as prorated pursuant to the provisions of this Subparagraph 2(c), Landlord may, upon thirty (30) days prior written notice to Tenant, require the monthly payments of Base Rental occurring during such partial calendar year to be adjusted in accordance with such estimate.

               (iv) The provisions of this EXHIBIT "C" shall survive the termination of the Lease Term.


EXHIBIT "C" TO OFFICE LEASE AGREEMENT - Page Solo

                                   EXHIBIT "D"

                                       TO
                          OFFICE LEASE AGREEMENT BETWEEN
                       METROPOLITAN LIFE INSURANCE COMPANY,
                    AND METROPOLITAN TOWER REALTY COMPANY, INC.
                                 AS LANDLORD, AND
                               CALIBRE ENERGY, L.P.,
                                    AS TENANT


                             RULES AND REGULATIONS

    1. The sidewalks, halls, passages, exits, entrances, elevators, escalators and stairways of the Building shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, escalators and stairways are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenants and no employee, agent or invitee of any tenant shall go upon the roof of the Building. The two (2) emergency stairwells located on each floor of the Building shall not be obstructed by tenants or used by tenants or tenant's agents, servants, employees, invitees or contractors or the public in general for any reason or purpose except as an escape route in the event of an emergency.

    2. No sign, placard, picture, name, advertisement or notice, visible from the exterior of any tenant's premises shall be inscribed, painted, affixed or otherwise displayed by any tenant on any part of the Building without the prior written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, name, advertisement or notice at the expense of the tenant responsible for same and without notice to such tenant. If Landlord shall have given such consent at anytime, such consent shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to each and every other sign, placard, picture, name, advertisement or notice. Landlord will adopt and furnish to Tenant uniform rules and regulations relating to signs on the office floors which shall be applicable to all tenants occupying space on the office floors of the Building and tenant agrees to conform to such rules and regulations. All approved signs or lettering on doors of Tenant's Premises shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

    3. The premises shall not be used for the storage of merchandise or for lodging. No cooking, other than for warming purposes, shall be done or permitted by any tenant in the Building, except that the preparation of coffee, tea, hot chocolate and similar items for tenants and their employees shall be permitted.

    4. No tenant shall employ any person or persons other than the janitor of Landlord for the purpose of cleaning the premises, unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No tenant shall cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to any tenant for any loss of property on the premises, however occurring, or for any damage done to the furniture or other effects of any tenant by the janitor or any other employee or any other person. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include shampooing of carpets or rugs or moving of furniture or other special services. Janitor services will not be furnished on nights when rooms are occupied after 9:30 p.m.

    5. No animals, or birds, or bicycles shall be allowed in the offices, halls, corridors, elevators or elsewhere in the Building, except for seeing eye dogs or other service animals for disabled persons.

    6. Landlord will furnish each tenant with two (2) keys free of charge. Landlord may make a reasonable charge for any additional keys. No tenant shall have any keys made except by Landlord. No tenant shall alter any lock or install any lock or install a new or additional lock or any bolt on any door of its premises without prior written consent of Landlord. If Landlord shall give its consent, the tenant shall in each case furnish Landlord with a key for any such lock. Each tenant upon the termination of its tenancy, shall deliver to Landlord all keys to doors in the Building which shall have been furnished to tenant.

    7. No safes, electronic equipment or other objects larger or heavier than that which the freight elevators of the Building are limited to carry shall be brought into or installed on any premises without Landlord's prior written approval, it being agreed that Landlord shall approve the moving in and installation of tenant's vault. The moving of such equipment shall occur only between such hours as may be designated by, and only upon previous notice to, the manager of the Building. No freight, furniture or bulky matter of any description shall be received into the Building or carried into the elevators, except during hours and in a manner approved by Landlord. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause, and all damage done to the Building by moving or maintaining such safe or other property shall be repaired at the expense of tenant.

    8. No tenant shall use or keep in, on or about the premises of the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord. No tenant shall use, keep or permit to be used or kept any foul or noxious gas or substance in, on or about the premises, or permit or suffer the premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein.

    9. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and street address of the Building.

    10. Landlord reserves the right to exclude from the Building between the hours of 7:00 p.m. and 7:00 a.m. and at all hours on Sundays, legal holidays and after 1:00 p.m. on Saturdays all persons who do not present a pass to the Building signed by Landlord. Landlord will furnish passes to persons for whom any tenant requests the same in writing. Each tenant shall be responsible for all persons for whom it requests passes and

EXHIBIT "D" OFFICE LEASE AGREEMENT - Page 1 shall be liable to Landlord for all acts to such person. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement, or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such actions as Landlord may deem appropriate, including closing and locking doors.

     11. The directory board of the Building will be provided for the display of the name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom. Any additional name which tenant shall desire to place upon said directory board over and above the allowance set forth in the Lease must first be approved by Landlord, and if so approved, a charge will be made therefor.

     12. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hanging or decorations shall be attached to, hung or placed in, or used in connection with any window of the Building without the prior written consent of Landlord. In any event, with the prior written consent of Landlord, said above items shall be installed inboard of Landlord's standard window covering and shall in no way be visible from the exterior of the Building.

     13. No tenant shall obtain for use in the premises, ice, drinking water, food, beverage, towel or other similar services, or accept barbering or bootblacking services in the premises, except from persons authorized by Landlord, and at hours and under regulations fixed by Landlord, except as otherwise set forth in the Lease.

     14. At any party where alcoholic beverages are to be consumed on the First Interstate Bank Plaza premises, tenant is required to have two (2) off-duty policemen attend the party. One (1) policeman should remain in the suite during the party, and one (1) should position himself near the proper elevator bank.

     15. Tenant shall see that the doors of its premises are closed and securely locked and must observe strict care and caution that all water faucets, water apparatus and utilities are shut off before tenant or tenant's employees leave the premises, do as to prevent waste or damage. On multiple-tenancy floors, all tenants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

     16. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed. No foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees, agents or invitees, shall have caused it.

     17. Except with the prior written consent of Landlord, no tenant shall sell, or permit the sale of newspapers, magazines, periodicals, theatre tickets or any other goods of merchandise in or on the premises, nor shall any tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the premises for the services or accommodation of occupants of any other portion of the Building.

     18. No tenant shall install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building.

     19. No hand trucks or dollies, except those equipped with rubber tires and side guards, shall be used in any space or in public halls of the Building by any tenant. No other vehicles of any kind shall be brought into the Building or kept in or about any premises by any tenant, their employees, agents or invitees.

     20. Each tenant shall store all its trash and garbage within its premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of Houston, without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

     21. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

     22. The requirements of the tenants will be attended to only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

     23. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

     24. These Rules and Regulations are in addition to and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

     25. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein.


EXHIBIT "D" TO OFFICE LEASE AGREEMENT - Page 2

                                   SCHEDULE 1
                                       TO
                                   EXHIBIT "D"
                                       TO
                          OFFICE LEASE AGREEMENT BETWEEN
                       METROPOLITAN LIFE INSURANCE COMPANY
                    AND METROPOLITAN TOWER REALTY COMPANY INC.,
                                AS LANDLORD, AND
                              CALIBRE ENERGY, L.P.,
                                   AS TENANT

                     INTERPRETATION OF RULES AND REGULATIONS

1. With respect to Rule No. 6 of EXHIBIT "D", Tenant shall initially be given eight (8) keys to the premises by Landlord.

2.  With respect to Rule No. 11 of EXHIBIT "D", Tenant shall be provided two
    (2) names on the Building directory at no charge.












SCHEDULE 1 TO EXHIBIT "D" TO OFFICE LEASE AGREEMENT - Page Solo

                                   EXHIBIT "E"


                                       TO
                          OFFICE LEASE AGREEMENT BETWEEN
                       METROPOLITAN LIFE INSURANCE COMPANY
                    AND METROPOLITAN TOWER REALTY COMPANY, INC.,
                                 AS LANDLORD, AND
                               CALIBRE ENERGY, L.P.,
                                    AS TENANT


                                   WORK LETTER

                              (Minor Refurnishment)

    This Work Letter ("Work Letter") describes and specifies the rights and obligations of Landlord and Tenant with respect to certain remodeling and refurbishment items to be completed in the Premises.

    1. DEFINITIONS. Terms which are defined in the Lease shall have the same meaning in this Work Letter. Additionally, as used in this Work Letter, the following terms shall have the following meanings:

         (a) ALLOWANCE: An amount equal to but not in excess of $5,164.00 to be used to complete the Refurbishment Items.

         (b) COST OF THE WORK: The cost of all materials and labor needed to complete the installation of the Refurbishment Items.

         (c) REFURBISHMENT ITEMS: The items of work to be completed in the Premises are itemized on Schedule "E-1" attached hereto.

    2. COLOR, FINISHES AND MATERIALS. Each of the Refurbishment Items shall be completed using building standard materials and workmanship. As applicable, Tenant agrees to select all colors, finishes and building material types within five (5) days of the execution of this Lease, and if such selections are not made within such date, Landlord may in its sole discretion select any building standard materials, colors and finishes available for such Refurbishment Items. Tenant shall furnish a space plan or diagram depicting the desired location for the Refurbishment Items within five (5) days after the execution of this Lease, and if not furnished within such date, or if the locations so designated are not acceptable to Landlord for any reason, then Landlord may instead install such items in locations acceptable to Landlord.

    3. PERFORMANCE OF THE WORK AND COSTS. Landlord shall perform as construction manager to cause the Refurbishment Items to be completed, and the Cost of the Work shall include a management fee payable to Landlord in the amount of five percent (5%) of the cost of the materials and labor needed to complete the installation of the Refurbishment Items. Tenant shall be obligated to pay the Cost of the Work in excess of the Allowance. Provided, however, nothing in this Work Letter should be construed as imposing an obligation on Landlord to complete the Refurbishment Items if the Cost of the Work is reasonably estimated by Landlord to exceed the Allowance. If the Cost of the Work is likely to exceed the Allowance, Landlord may, in its discretion, either complete those items which, in the aggregate, Landlord determines will not exceed the Allowance, or Landlord may make demand upon tenant to deposit an amount equal to the estimated excess necessary to complete the Refurbishment Items, and Tenant's failure to deposit such amount shall relieve Landlord from any further obligation to complete any of the Refurbishment Items. Any cost savings achieved after completion of all Refurbishment Items shall be the property of Landlord, not Tenant, unless the final Cost of the Work exceeds the Allowance amount and sums are deposited by Tenant as aforesaid, in which case any surplus monies remaining after completion of construction shall be the property of Tenant.

    4. OTHER. Except for the Refurbishment Items, Tenant is taking the Premises "As-Is" in its current condition and without benefit of further improvements. The agreement of Landlord to perform the Refurbishment Items should not be construed as representing or warranting that such work will render the Premises in compliance with any applicable laws, including the Americans with Disabilities Act and the Texas Architectural Barriers Act, and it shall remain the sole responsibility of Tenant to determine whether the Premises, with or without completion of the Refurbishment Items, comply with all applicable laws. Within fifteen (15) days after Landlord advises Tenant that the Refurbishment Items are completed, Tenant shall give Landlord a written punchlist specifying any details which remain to be performed by Landlord with respect to any work described in this Work Letter; and except for the details contained in such written punchlist from Tenant, all obligations of Landlord in regard to such work shall be deemed to have been satisfied. Landlord shall have the right to enter the Premises to complete any such unfinished details, and entry by Landlord, its agents, servants, employees or contractors for such purpose shall not relieve Tenant of any of its obligations under the Lease or impose any liability on Landlord or its agents, servants, employees or contractors. This Work Letter embodies all representations, warranties and agreements of Landlord and Tenant with respect to the matters described herein, and this Work Letter may not be altered or modified except by an agreement in writing signed by both parties. In the event of conflict between the terms of this Work Letter and any other exhibits or addenda to this Lease, this Work Letter shall prevail.


EXHIBIT "E" TO OFFICE LEASE AGREEMENT - Page Solo

                                 SCHEDULE "E-1"


                                       TO
                                   EXHIBIT "E"

                                       TO
                          OFFICE LEASE AGREEMENT BETWEEN
                       METROPOLITAN LIFE INSURANCE COMPANY
                    AND METROPOLITAN TOWER REALTY COMPANY, INC.
                                 AS LANDLORD, AND
                               CALIBRE ENERGY, L.P.,
                                    AS TENANT


                               REFURBISHMENT ITEMS




    1.   Paint all painted walls utilizing building standard materials.




SCHEDULE 1 TO EXHIBIT "E" TO OFFICE LEASE AGREEMENT - Page Solo

                               EXHIBIT "F"

                                   TO
                      OFFICE LEASE AGREEMENT BETWEEN
                   METROPOLITAN LIFE INSURANCE COMPANY
                AND METROPOLITAN TOWER REALTY COMPANY, INC.,
                             AS LANDLORD, AND
                           CALIBRE ENERGY, L.P.,
                                 AS TENANT


                                 PARKING


     This EXHIBIT "F" ("Parking Exhibit") describes and specifies Tenant's non-exclusive right to use zero (O) reserved parking spaces and six (6) unreserved parking spaces (collectively, "Spaces") located on such levels inside one or more of the Building's parking garages as set forth on SCHEDULE 1 attached to this Parking Exhibit and incorporated herein by reference, all upon the terms and conditions set forth below. The parking garage beneath the Building shall be referred to as the "Building Garage." The parking garage located at 1400 Louisiana shall be referred to as the "1400 Louisiana Garage." The parking garage located at 777 Clay shall be referred to as the "777 Clay Garage." The Building Garage, 1400 Louisiana Garage and 777 Clay Garage may be hereinafter referred to individually and collectively as the "Parking Garage."

     1. DEFINITIONS. The terms which are defined in the Lease shall have the same meaning in this Parking Exhibit.

     2. GRANT AND RENTAL FEE. Provided no event of default has occurred and is continuing under the Lease, Tenant shall be permitted the non-exclusive use of the Spaces during the Lease Term at such monthly rates (together with any applicable tax thereon) and subject to such terms, conditions, and regulations as are, from time to time, promulgated by Landlord or the manager of the Parking Garage, as applicable, and charged or applicable to patrons of the Parking Garage for spaces similarly situated therein. In the event the Premises are increased or decreased during the Lease Term, the number of Spaces available to Tenant shall likewise be increased or decreased so that the aggregate number of spaces to which Tenant is entitled shall equal one
(1) Space for each 2,700 square feet of Rentable Area within the Premises. Notwithstanding the foregoing, Landlord reserves the right, in its sole discretion, to terminate Tenant's use of any or all of the Spaces located in the 777 Clay Garage on thirty (30) days notice to Tenant.

     3. TENANT'S FAILURE TO USE SPACES. In the event that Tenant (after the Commencement Date and at any time during the Lease Term) fails to utilize all or any of the Spaces, Landlord shall have no further obligation to make available to Tenant the Spaces not utilized. The failure, for any reason, of Landlord to provide or make available such Spaces to Tenant or the inability of Tenant to utilize all or any portion of the Spaces shall under no circumstances be deemed a default by Landlord under the Lease so as to permit Tenant to terminate the Lease, in whole or in part.

    4. RISK. All motor vehicles (including all contents thereof) shall be parked in the Spaces at the sole risk of Tenant, its employees, agents, invitees and licensees, it being expressly agreed and understood that Landlord has no duty to insure any of said motor vehicles (including the contents thereof), and that Landlord is not responsible for the protection and security of such vehicles. Landlord shall have no liability whatsoever for any property damage and/or personal injury which might occur as a result of or in connection with the parking of said motor vehicles in any of the Spaces, and Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all costs, claims, expenses, and/or causes of action which Landlord may incur in connection with or arising out of Tenant's use of the Spaces pursuant to this Agreement.

     5. NO BAILMENT. It is further agreed that this Parking Exhibit shall not be deemed to create a bailment between the parties hereto, it being expressly agreed and understood that the only relationship created between Landlord and Tenant hereby is that of licensor and licensee, respectively.

     6. RULES AND REGULATIONS. In its use of the Spaces, Tenant shall follow all of the Rules and Regulations of the Building (attached to the Lease as Exhibit "D") applicable thereto, any rules and regulations promulgated by Landlord or the manager of the Parking Garage, as applicable, as the same may be amended from time to time. Upon the occurrence of any breach of such rules, failure to make parking rental payments due hereunder or default by Tenant under the Lease, Landlord shall be entitled to terminate this Parking Exhibit, in which event Tenant's right to utilize the Spaces shall thereupon automatically cease.

     7. ACCESS. Landlord shall be entitled to utilize whatever access device Landlord deems necessary (including but not limited to the issuance of parking stickers or access cards), to assure that only those persons who have contracted to use spaces in the Parking Garage are using the parking spaces therein. Landlord currently limits access to the Parking Garage through the use of a parking entry card system, the cards for which shall be provided by Landlord. These cards are different from and do not, without a specific request from Tenant, entitle the holder thereof to an after-hours entry card to the Building (pursuant to the terms of Paragraph 6(f). Landlord agrees to provide to Tenant five (5) parking entry cards. Tenant further agrees to surrender all parking entry cards in its possession upon the expiration or earlier termination of this Lease. Landlord shall be entitled to cancel any lost or stolen cards of which it becomes aware. Tenant shall promptly notify Landlord of any lost or stolen cards. Tenant shall pay Landlord for each additional card(s) or for each replacement card(s) for any card(s) lost by or stolen from Tenant, in such amount as Landlord shall, from time to time determine, the present charge for such lost or stolen cards being $10.00 per card. Tenant acknowledges that the parking entry card may also be the same as the master entry card used for access to the Building during other than normal business hours, and to the extent the cards are the same, agrees that the provisions of Paragraph 6(f) of the Lease shall also be applicable and in the event of a conflict with the provisions of this Parking Exhibit, the provisions of Paragraph 6(f) shall control. In the event Tenant, its agents or employees wrongfully park in any of the Parking Garage's spaces, Landlord shall be entitled and is hereby authorized to have any such vehicle towed away, at Tenant's sole risk and expense, and Landlord is further authorized to impose upon Tenant a penalty of $25.00 for each such occurrence. Tenant hereby agrees to pay all amounts falling due hereunder upon demand therefor, and the failure to pay any such amount shall additionally be deemed an event of default hereunder and under the Lease, entitling Landlord to all of its rights and remedies hereunder and thereunder.


EXHIBIT "F" TO OFFICE LEASE AGREEMENT - Page Solo

                                  SCHEDULE 1

                                       TO
                                  EXHIBIT "F"
                                       TO
                         OFFICE LEASE AGREEMENT BETWEEN
                      METROPOLITAN LIFE INSURANCE COMPANY
                  AND METROPOLITAN TOWER REALTY COMPANY, INC.,
                                AS LANDLORD, AND
                              CALIBRE ENERGY, L.P.,
                                   AS TENANT


                                BUILDING GARAGE
                                ---------------

                                RESERVED SPACES

                                                                CURRENT MONTHLY
LEVEL                            NO. OF SPACES                  PRICE PER SPACE
-----                            -------------                  ---------------
 --                                    *                             $_____
 --                                    *                             $_____
 --                                    *                             $_____
 --                                    *                             $_____
TOTAL RESERVED SPACES                  0
                                   ---------
                                   ---------


                                UNRESERVED SPACES
           TOTAL NO.                                  CURRENT MONTHLY
           OF SPACES                                  PRICE PER SPACE
           ---------                                  ---------------
               0                                           $______


                             1400 LOUISIANA GARAGE
                             ---------------------

                                RESERVED SPACES

                                                                CURRENT MONTHLY
LEVEL                            NO. OF SPACES                  PRICE PER SPACE
-----                            -------------                  ---------------
 --                                    *                             $_____
 --                                    *                             $_____
 --                                    *                             $_____
 --                                    *                             $_____
TOTAL RESERVED SPACES                  0
                                   ---------
                                   ---------


                                UNRESERVED SPACES
           TOTAL NO.                                  CURRENT MONTHLY
           OF SPACES                                  PRICE PER SPACE
           ---------                                  ---------------
               6                                    $50.00 (plus taxes)


                                777 CLAY GARAGE
                                ---------------

                                RESERVED SPACES

                                                                CURRENT MONTHLY
LEVEL                            NO. OF SPACES                  PRICE PER SPACE
-----                            -------------                  ---------------
 --                                    *                             $_____
 --                                    *                             $_____
 --                                    *                             $_____
 --                                    *                             $_____
TOTAL RESERVED SPACES                  0
                                   ---------
                                   ---------


                                UNRESERVED SPACES
           TOTAL NO.                                  CURRENT MONTHLY
           OF SPACES                                  PRICE PER SPACE
           ---------                                  ---------------
               0                                           $______




SCHEDULE 1 TO EXHIBIT "F" TO OFFICE LEASE AGREEMENT - Page Solo

                                   EXHIBIT "G"

                                       TO
                           OFFICE LEASE AGREEMENT BETWEEN
                         METROPOLITAN LIFE INSURANCE COMPANY
                      AND METROPOLITAN TOWER REALTY COMPANY, INC.,
                                 AS LANDLORD AND
                               CALIBRE ENEROY, L.P.,
                                    AS TENANT

                              RIGHT OF FIRST REFUSAL


     This EXHIBIT "G" ("Refusal Exhibit") describes and specifies the right of first refusal hereby granted by Landlord to Tenant with respect to the space within the Building described below, which right of first refusal is being granted upon the following terms and conditions:

     1. DEFINED TERM. For purposes of this Refusal Exhibit, all terms defined in the Lease will be utilized herein without further definition. Terms specifically applicable to this Refusal Exhibit shall have the meanings specified in this Refusal Exhibit and shall be delineated by initial capital letters.

     2. GRANT OF RIGHT OF FIRST REFUSAL. Landlord hereby grants to Tenant a one time right of first refusal ("Refusal Right") with respect to approximately 2,000 square feet of Rentable Area located contiguous to the Premises which is described on SCHEDULE 1 attached hereto and incorporated herein by reference for all purposes ("Refusal Space") during the period commencing on the Commencement Date and ending as of the expiration or termination date of this Lease. Notwithstanding the foregoing, the Refusal Right shall not be applicable during any time when there is an uncured event of default under the Lease. Notwithstanding anything to the contrary in the foregoing, the Refusal Right shall be subject to the rights of any tenants presently occupying space in the Building.

     3.   EXERCISE OF REFUSAL RIGHT. In the event that Refusal Space in the

Building becomes available, availability, for purposes hereof, to be at the sole determination of Landlord, and Landlord receives a bona fide offer from a third party to lease all or a part of the Refusal Space which Landlord desires to accept, Landlord shall so notify Tenant and shall include in such notice the rental rate for the subject Refusal Space, expense stop, term of the proposed Lease (together with any renewal rights being granted), and any lease concessions to be granted. Tenant shall have five (5) days from the receipt of such notice to notify Landlord in writing of the exercise by Tenant of Tenant's Refusal Right with respect to the subject Refusal Space, which shall be on the same terms and with respect to the entire space specified in Landlord's notice. In the event that Tenant fails to so notify Landlord within such five (5) day period, Tenant shall be deemed to have irrevocably waived its Refusal Right with respect to the subject Refusal Space; and Landlord shall have the right to enter into a lease with any party with respect to that Refusal Space. In the event that Tenant elects to exercise its Refusal Right with respect to the subject Refusal Space and does in fact exercise such Refusal Right in the manner and within the time period specified herein, Landlord and Tenant shall, within thirty (30) days after Tenant delivers to Landlord notice of its election, enter into a written amendment modifying and supplementing the Lease and containing such other terms and provisions as Landlord may deem appropriate. In the event that Tenant fails to enter into said amendment within such thirty (30) day period, Tenant shall be deemed to have irrevocably waived its Refusal Right with respect to the subject Refusal Space; and Landlord shall have the right to enter into a lease with any party with respect to that Refusal Space. Except as may be specifically modified in such amendment and except with respect to the rental, expense stop, lease term, and lease concessions applicable to the subject Refusal Space, as herein specified, the terms and provisions of the Lease shall, on the day of delivery of the subject Refusal Space to Tenant, automatically apply and become applicable to the subject Refusal Space; and the subject Refusal Space, as of the date of such delivery, shall automatically and without the necessity of further documentation, become and be deemed to be a part of the Premises. Effective as of the date of delivery of the subject Refusal Space to Tenant, the Rentable Area within the subject Refusal Space shall be included within the determination of Tenant's prorate of Basic Costs, as provided in EXHIBIT "C" to this Lease.

     4. DELIVERY OF REFUSAL SPACE. Any Refusal Space shall be delivered to Tenant vacant and unoccupied and "as is" without benefit of improvements (except Shell Improvements, if any) unless the refusal notice specifies that an allowance is to be granted for the improvement or refurbishment of the subject Refusal Space, in which event Tenant will receive the allowance specified in Landlord's notice. In the event that any improvements or restoration work is to be incorporated into the Premises, the amendment shall contain provisions reflecting the agreement of Landlord and Tenant with respect thereto. Landlord shall use reasonable diligence to deliver the subject Refusal Space on the date specified in Landlord's notice of its availability, but in no event shall Landlord have any liability for the failure to deliver the subject Refusal Space to Tenant on such date, nor shall any such failure impair the validity of the Lease, extend the Lease Term (except with respect to the subject Refusal Space, which shall be the term specified in Landlord's notice irrespective of the Lease Term specified in Paragraph 1 of the Lease), or impair any obligations of Tenant under the Lease, it being understood that the Rent applicable to the subject Refusal Space shall be abated until possession is delivered to Tenant in full settlement of all claims that Tenant might otherwise have against Landlord by reason of the failure to deliver possession of the subject Refusal Space to Tenant.

     5. TERMINATION OF REFUSAL RIGHT. The Refusal Right shall automatically terminate upon (a) the termination of the Lease Term, whether by Landlord upon the occurrence of an Event of Default or otherwise, (b) the expiration of the time period specified in Paragraph 2 above, (c) the failure of Tenant to exercise the Refusal Right with respect to any Refusal Space as and within the time period specified in Paragraph 3 above, but only with respect to the subject Refusal Space, and (d) upon the assignment, subletting, or other transfer by Tenant, whether or not with the approval of Landlord.




EXHIBIT "G" TO OFFICE LEASE AGREEMENT - Page Solo

                                  SCHEDULE 1

                                      TO
                                  EXHIBIT "C"

                                      TO
                        OFFICE LEASE AGREEMENT BETWEEN
                     METROPOLITAN LIFE INSURANCE COMPANY
                 AND METROPOLITAN TOWER REALTY COMPANY, INC.,
                                 AS LANDLORD,
                                      AND
                             CALIBRE ENERGY, L.P.,
                                  AS TENANT

                               REFUSAL SPACE





                                (FLOORPLAN)












SCHEDULE 1 TO EXHIBIT "G" TO OFFICE LEASE AGREEMENT - Page Solo

                                  EXHIBIT "H"
                                  -----------

                                      TO
                        OFFICE LEASE AGREEMENT BETWEEN
                     METROPOLITAN LIFE INSURANCE COMPANY
                 AND METROPOLITAN TOWER REALTY COMPANY, INC.,
                              AS LANDLORD, AND
                           CALIBRE ENERGY, L.P.,
                                 AS TENANT

                        TEMPORARY SPACE FLOOR PLAN
                        --------------------------




                              (FLOORPLAN)












EXHIBIT "H" TO OFFICE LEASE AGREEMENT - Page Solo

                    FIRST AMENDMENT TO OFFICE LEASE AGREEMENT

     This first Amendment to Office Lease Agreement ("Amendment"), by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation and METROPOLITAN TOWER REALTY COMPANY, a Delaware corporation (collectively, "Landlord", and TEXSTAR PETROLEUM, L.L.C., a Texas limited liability corporation ("Tenant"), is dated the 29th day of May, 1996.

                             W I T N E S S E T H :

     WHEREAS, Landlord and Tenant heretofore entered into that certain office Lease Agreement dated December 28, 1995 ("Lease"), under and pursuant to the terms of which Tenant has leased from Landlord certain office space known as Suite 5500 and containing approximately 5,164 square feet of Rentable Area ("Premises") in that certain office building commonly known as "FIRST INTERSTATE BANK PLAZA" ("Building"), which is located at 1000 Louisiana, Houston, Texas, as more particularly described in the Leases; and

     WHEREAS, the Tenant in the Lease was mistakenly named "Calibre Energy, L.P.", although should have been named "TEXSTAR Petroleum, L.L.C.", and the parties desire to correct such mistake;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein and in the Lease, the parties hereto do hereby covenant and agree as follows:

     1. DEFINED TERMS. Terms defined in the Lease and delineated herein by initial capital letters shall have the same meaning ascribed thereto in the Lease, except to the extent that the meaning of such term is specifically modified by the provisions hereof. In addition, other terms not defined in the Lease but defined herein will, when delineated with initial capital letters, have the meanings ascribed thereto in this Amendment. Terms and phrases which are not delineated by initial capital letters shall have the meanings commonly ascribed thereto.

     2. TENANT. The Tenant under the Lease is hereby deemed to be "TEXSTAR Petroleum, L.L.C.", a Texas corporation, instead of "Calibre Energy, L.P.".

     3. TENENT ESTOPPEL. Tenant hereby confirms and ratifies the Lease, as amended hereby, acknowledges that Landlord is not in default under said Lease as of the date this Amendment is executed by Tenant and accepts the Premises "AS IS", without benefit of further improvements, and without warranty of suitability or fitness for a particular purpose.

     4. COMMISSIONS. Tenant represents and warrants that no broker has represented it in this Amendment transaction and that no broker is owed a commission or fee in connection with the consummation of this Amendment transaction. Tenant hereby indemnifies and holds Landlord harmless against any loss, claim, expense or liability with respect to any commissions or brokerage fees claimed on account of the amendment of this Lease or expansion of the Premises hereunder, if applicable, due to any action of Tenant. The provisions of this Paragraph 4 shall survive the expiration of the Lease Term or any renewal or extension thereof.

     5. EFFECT OF AMENDMENT. Except as expressly amended by the provisions hereof, the terms and provisions contained in the Lease shall continue to govern the rights and obligations of the parties; and all provisions and covenants in the Lease shall reamin in full force and effect as stated therein, except to the extent specifically modified by the provisions of this Amendment. This Amendment and the Lease shall be construed as one instrument.

NOTICE OF INDEMNIFICATION: THE PARTIES TO THIS AMENDMENT HEREBY ACKNOWLEDGE AND AGREE THAT THIS AMENDMENT CONTAINS CERTAIN INDEMNIFICATION PROVISIONS.

    IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment in multiple counterparts as of the last day and year written below, but this Amendment is intended to be effective retroactively as of December 28, 1995.

                             LANDLORD:

                             METROPOLITAN LIFE INSURANCE COMPANY,
                             a New York corporation

                             By: /s/ David Q. Rogers
                                 ---------------------------------------
                                 David Q. Rogers,
                                 Assistant Vice-President

                             Date: 5/29/96
                                 ---------------------------------------

                             METROPOLITAN TOWER REALTY COMPANY, INC., a Delaware corporation

                             By: /s/ David G. Rogers
                                 ----------------------------------------
                                 David G. Rogers
                                 Vice-President

                             Date: 5-29-96
                                 ----------------------------------------

FIRST AMENDMENT TO OFFICE LEASE AGREEMENT - Page 1

                             TENANT:

                             TEXSTAR PETROLEUM, L.L.C.,
                             a Texas limited liability corporation


                             By:  /s/ Todd Grabois
                                 ---------------------------------

                             Name:  Todd Grabois
                                   -------------------------------

                             Title:  Treasurer
                                    ------------------------------

                             Date:     5-21-96
                                   -------------------------------



FIRST AMENDMENT TO OFFICE LEASE AGREEMENT - Page 2

                    SECOND AMENDMENT TO OFFICE LEASE AGREEMENT
                    ------------------------------------------

    This Second Amendment to Office Lease Agreement ("Second Amendment"), by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation, and METROPOLITAN TOWER REALTY COMPANY, INC., a Delaware corporation (collectively "Landlord"), and TEXSTAR PETROLEUM, L.L.C., a Delaware corporation ("Tenant"), is dated the 25th day of October, 1996.


                              W I T N E S S E T H :


    WHEREAS, Landlord and Tenant's predecessor in interest heretofore entered into that certain Office Lease Agreement dated December 28, 1995 ("Original Lease"), as amended by that certain Fist Amendment to Office Lease Agreement dated May 29, 1996 ("First Amendment"), the Original Lease and the First Amendment being hereinafter collectively referred to as the "Lease"; and

    WHEREAS, under and pursuant to the terms of the Lease, Tenant has leased from Landlord certain office space known as Suite 5500 and containing approximately 5,164 square feet of Rentable Area ("Existing Premises") in that certain office building commonly known as "FIRST INTERSTATE BANK PLAZA" ("Building"), which is located at 1000 Louisiana, Houston, Texas, as more particularly described in the Lease; and

    WHEREAS, Paragraph 26 of the Lease permits Landlord upon notice to relocate Tenant to comparable space within the Building, and having heretofore sent prior notice to Tenant, Landlord desires to relocate Tenant to new premises within the Building containing approximately 5,164 square feet of Rentable Area, commonly known as Suite 3950, located on the thirty-ninth (39th) floor of the Building ("Relocation Space"), the approximate configuration of such Relocation Space being depicted on EXHIBIT "A" attached hereto; and

    WHEREAS, Tenant desires to add to the Relocation Premises approximately 4,958 square feet of Rentable Area on the 39th floor ("Expansion Space") (being approximately 4,003 square feet of Usable Area, which Expansion Space is outlined on EXHIBIT "B" attached hereto; and

    WHEREAS, Landlord and Tenant desire to amend the Lease in order to evidence their agreements with respect to the relocation of Tenant from the Existing Space to the Relocation Space and upon the terms and conditions hereinafter specified; and

    NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein and in the Lease, the parties hereto do hereby covenant and agree as follows:

    1. DEFINED TERMS. Terms defined in the Lease and delineated herein by initial capital letters shall have the same meaning ascribed thereto in the Lease, except to the extent that the meaning of such term is specifically modified by the provisions hereof. In addition, other terms not defined in the Lease but defined herein will, when delineated with initial capital letters, have the meanings ascribed thereto in this Second Amendment. Terms and phrases which are not delineated by initial capital letters shall have the meanings commonly ascribed thereto.

    2. RELOCATION COMMENCEMENT DATE. As used herein, the term "Relocation Commencement Date" shall mean the earlier of the date Tenant occupies the Relocation Space and the Expansion Space or November 23, 1996.

    3. PREMISES. From and after the Relocation Commencement Date, the term "Premises" (as defined in Paragraph 1(b) of the Lease) shall mean the Relocation Space and the Expansion Space for all purposes including the determination of Tenant's share of Basic Costs, and the Premises shall be deemed to contain 10,122 square feet of Rentable Area.

    4. BASE RENTAL. From and after the Relocation Commencement Date, Paragraph 1(c) of the Lease shall be amended to provide that the Base Rental payable by Tenant shall accrue and be payable at the rate of $14.53 per square foot of Rentable Area in the Premises per annum being $12,256.06 per month, as adjusted pursuant to Exhibit "C" attached to the Lease.

    5. LEASE TERM. Landlord and Tenant confirm that the Lease Term is not changing and that the Lease Term will terminate on January 31, 2001.

    6. EXPENSE STOP. Landlord and Tenant confirm that the "Expense Stop" shall continue to mean the Basic Costs (as defined in the Lease) per square foot of Rentable Area in the Building for the calendar year 1996.

    7. ALLOWANCE. "Allowance" shall mean an amount equal to the product of $15.00 times the number of square feet of Rentable Area included in the Premises.

    8. PARKING. From and after the Relocation Commencement Date, the parking agreement attached as Exhibit "F" to the Lease shall be amended by changing the number of Spaces to "six (6)". Further, Schedule 1 to Exhibit "F" shall be amended by changing the "No. of Spaces" to "6" in the 1400 Louisiana Garage.

    9. COMMISSIONS. Tenant represents and warrants that no broker has represented it in this Amendment transaction and that no broker is owed a commission or fee in connection with the consummation of this Amendment transaction. Tenant hereby indemnifies and holds Landlord harmless against any loss, claim, expense or liability with respect to any commissions or brokerage fees claimed on account of the amendment of this Lease or expansion of the Premises hereunder, if applicable, due to any action of Tenant. The provisions of this Paragraph 9 shall survive the expiration of the Lease Term or any renewal or extension thereof.

    10. DELETIONS. As of the date hereof, Paragraph 50 and Exhibit "M" of the Lease, Exhibit "E" of the Lease and Exhibit "G" of the Lease shall be deleted in their entirety and of no further force and effect.

    11. TENANT ESTOPPEL. Tenant hereby confirms and ratifies the Lease, as amended hereby, acknowledges that Landlord is not in default under said Lease as of the date this Second Amendment is executed by Tenant and, subject to the Workletter attached hereto as EXHIBIT "C", accepts the Premises (including the Expansion Space) "AS IS" and without benefit of further improvements, and without warranty of suitability or fitness for a particular purpose.

SECOND AMENDMENT TO OFFICE LEASE AGREEMENT - Page 1

    12. EFFECT OF SECOND AMENDMENT. Except as expressly amended by the provisions hereof, the terms and provisions contained in the Lease shall continue to govern the rights and obligations of the parties; and all provisions and covenants in the Lease shall remain in full force and effect as stated therein, except to the extent specifically modified by the provisions of this Second Amendment. This Second Amendment and the Lease shall be construed as one Instrument.

    13. EXHIBITS. The following exhibits are attached hereto and incorporated herein and made a part of this Lease for all purposes:

         Exhibit "A" - Floor Plan for Relocation Space
         Exhibit "B" - Floor Plan for Expansion Space
         Exhibit "C" - Workletter

NOTICE OF INDEMNIFICATION: THE PARTIES TO THIS SECOND AMENDMENT HEREBY ACKNOWLEDGE AND AGREE THAT THIS SECOND AMENDMENT (AND ATTACHED EXHIBITS) CONTAINS CERTAIN INDEMNIFICATION PROVISIONS.

    IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment in multiple counterparts as of the last day and year written below.

                             LANDLORD:

                             METROPOLITAN LIFE INSURANCE COMPANY,
                             a New York corporation


                             By:  /s/ David G. Rogers
                                 ------------------------------------
                                 David G. Rogers
                                 Assistant Vice-President

                             Date:   10-25-96
                                   ----------------------------------


                             METROPOLITAN TOWER REALTY COMPANY, INC., a Delaware corporation


                             By:  /s/ David G. Rogers
                                 ------------------------------------
                                 David G. Rogers
                                 Vice-President

                             Date:   10-25-96
                                   ----------------------------------


                             TENANT:

                             TEXSTAR PETROLEUM, L.L.C.,
                             a Texas limited liability corporation

                             By:  /s/ Todd Grabois
                                 ------------------------------------

                             Name:  Todd Grabois
                                   ----------------------------------

                             Title:  Treasurer
                                    ---------------------------------

                             Date:   10-24-96
                                   ----------------------------------


SECOND AMENDMENT TO OFFICE LEASE AGREEMENT - Page 2

                                  EXHIBIT "A"
                                  -----------

                                      TO
              THIRD AMENDMENT TO OFFICE LEASE AGREEMENT BETWEEN
                     METROPOLITAN LIFE INSURANCE COMPANY
                 AND METROPOLITAN TOWER REALTY COMPANY, INC.,
                              AS LANDLORD, AND
                         TEXSTAR PETROLEUM, L.L.C.,
                                 AS TENANT

                      FLOOR PLAN OF RELOCATION SPACE
                      ------------------------------




                              (FLOORPLAN)












EXHIBIT "A" TO SECOND AMENDMENT TO OFFICE LEASE AGREEMENT - Page Solo

                                  EXHIBIT "B"
                                  -----------

                                      TO
              THIRD AMENDMENT TO OFFICE LEASE AGREEMENT BETWEEN
                     METROPOLITAN LIFE INSURANCE COMPANY
                 AND METROPOLITAN TOWER REALTY COMPANY, INC.,
                              AS LANDLORD, AND
                         TEXSTAR PETROLEUM, L.L.C.,
                                 AS TENANT

                      FLOOR PLAN OF RELOCATION SPACE
                      ------------------------------




                              (FLOORPLAN)












EXHIBIT "B" TO SECOND AMENDMENT TO OFFICE LEASE AGREEMENT - Page Solo

                                   EXHIBIT "C"

                                       TO
                SECOND AMENDMENT TO OFFICE LEASE AGREEMENT BETWEEN
                        METROPOLITAN LIFE INSURANCE COMPANY
                   AND METROPOLITAN TOWER REALTY COMPANY, INC.,
                                AS LANDLORD, AND
                             TEXSTAR PETROLEUM, INC.,
                                    AS TENANT

                                    WORKLETTER
                                    (Allowance)

     This Workletter ("Workletter") describes and specifies the rights and obligations of Landlord and Tenant with respect to certain allowances granted to Tenant hereunder and rights and responsibilities of Landlord and Tenant with respect to the design, construction and payment for the completion of the Initial Improvements within the Premises. "Premises" as used herein shall include the Expansion Space.

     1. DEFINITIONS. Terms which are defined in the Lease shall have the same meaning in this Workletter. Additionally, as used in this Workletter, the following terms (when delineated with initial capital letters) shall have the respective meaning indicated for each as follows:

          (a) BASIC CONSTRUCTION OF THE BUILDING shall mean the structure of the Building as built on the date of this Workletter, the Shell Improvements, and all other improvements, fixtures and facilities constituting a part of the Building and/or Property, as these exist on the date of this Workletter if the Building is complete, or as provided for in Landlord's plans and specifications for the Building if prior to completion.

          (b) LANDLORD'S ARCHITECT shall mean the architect designated by Landlord as its architect, from time to time, to perform the functions of Landlord's Architect hereunder.

          (c) PLANS AND SPECIFICATIONS shall mean collectively, the plans, specifications and other information prepared or to be prepared by Tenant's Architect and, where necessary, by Landlord's electrical, mechanical and structural engineers, all at Tenant's expense, which shall detail the Work required by Tenant in the Premises and which shall be approved in writing by both Tenant and Landlord prior to the commencement of such Work.

          (d) TENANT'S ARCHITECT shall mean Architectural and Engineering Associates, who is an architect licensed to practice in the State of Texas.

          (e) WORK shall mean all materials and labor to be added to the Basic Construction of the Building and the Shell Improvements in order to complete the installation of the Initial Improvements within the Premises for Tenant in accordance with the Plans and Specifications, including, without limitation any modification to Basic Construction of the Building or to the Shell Improvements, any structural modifications to the Building, any electrical or plumbing work required to meet Tenant's electrical and plumbing requirements, and any special air conditioning work required to be performed in the Premises. In addition, "Work" shall include all reasonable costs associated with relocating Tenant from the 55th floor to the 39th floor.

          (f) COST OF THE WORK shall mean the cost of all materials and labor to be added to the Basic Construction of the Building and the Shell Improvements in order to complete the installation of the Initial Improvements within the Premises in accordance with the Plans and Specifications.

          (g) LANDLORD'S COSTS shall mean the sum of (i) the cost of the Shell Improvements and (ii) that portion of the Cost of the Work up to, but not in excess of, the aggregate amount of the Allowance.

          (h) TENANT'S COSTS shall mean that portion of the Cost of the Work in excess of Landlord's Costs.

          (i) CHANGE COSTS shall mean all costs or expenses attributable to any change in the Plans and Specifications which, when added to other costs and expenses incurred in completing the Work, exceed Landlord's Costs, including, without limitation, (i) any cost caused by direction of Tenant to omit any item of Work contained in the Plans and Specifications, (ii) any additional architectural or engineering services,
     (iii) any changes to materials in the process of fabrication, (iv) the cancellation or modification of supply or fabricating contracts, (v) the removal or alteration of any Work or any plans completed or in process, or
     (vi) delays affecting the schedule of the Work.

          (j) WORKING DAYS shall mean all days of the week other than Saturday, Sunday, and legal holidays.

     2.   PROCEDURE AND SCHEDULES FOR THE COMPLETION OF PLANS AND
SPECIFICATIONS. The Plans and Specifications shall be completed in accordance with the following procedure and time schedules:

          (a) DESIGN DRAWINGS. Within ten (10) Working Days from execution of the Lease, Tenant shall submit to Landlord four (4) sets of prints of design drawings, specifying the intended design, character and finishing of the Initial Improvements within the Premises. Such package shall include separate drawings for signs in accordance with Landlord's sign criteria. The design drawings shall set forth the requirements of Tenant with respect to the installation of the Initial Improvements within the Premises, and such drawings shall include, without limiting their scope, a Tenant approved space plan, architectural design of the space, including office front, plans, elevations, sections, and renderings indicating materials, color selections and finishes.

               (i) After receipt of design drawings, Landlord shall return to Tenant one set of prints of design drawings with Landlord's suggested modifications and/or approval.

               (ii) If design drawings are returned to Tenant with comments, but not bearing approval of Landlord, the design drawings shall be immediately revised by Tenant and resubmitted to Landlord for approval within ten (10) Working Days of their receipt by Tenant. Unless such action is taken, Tenant will be deemed to have accepted and approved all of Landlord's comments on the design drawings.


EXHIBIT "C" TO SECOND AMENDMENT TO OFFICE LEASE AGREEMENT - Page 1

          (b) COMPLETION OF PLANS AND SPECIFICATIONS. All Plans and Specifications shall be prepared in strict compliance with applicable Building standards and requirements as set forth in the Lease, this Workletter and otherwise, and shall also adhere to the design drawings approved by Landlord. In order to assure the compatibility of Tenant's electrical and mechanical systems and the compatibility of Tenant's structural requirements with the existing Building and in order to expedite the preparation of Tenant's electrical, mechanical and structural drawings, Tenant or Tenant's Architect shall deliver to Landlord's Architect, not later than ten (10) Working Days from the date of Landlord's approval of design drawings, a detailed plan setting forth any and all electrical, mechanical and structural requirements, and Landlord's Architect shall retain, at Tenant's expense, Landlord's electrical, mechanical and structural engineers to prepare all necessary electrical, mechanical and structural construction drawings which shall be included as a part of the Plans and Specifications. All construction documents and calculations prepared by Tenant's Architect shall be submitted by Tenant, in the form of four (4) sets of blueline prints, to Landlord for approval within ten (10) Working Days after the date of receipt by Tenant of Landlord's approval of design drawings. If the Plans and Specifications are returned to Tenant with comments, but not bearing approval of Landlord, the Plans and Specifications shall be immediately revised by Tenant and resubmitted to Landlord for approval within ten (10) Working Days of their receipt by Tenant.

               (i) The fees for Tenant's Architect and any consultants or engineers retained by or on behalf of Tenant or Tenant's Architect (including, but not limited to, the electrical, mechanical and structural engineers required to be retained under this paragraph) shall be paid by Tenant. Tenant shall also pay for any preliminary drawings by Landlord's Architect for review of the design drawings, the Plans and Specifications, and any revisions to such documents, and the fees and expenses of Landlord's Architect for inspection of the Work, as required by Landlord.

               (ii) Tenant shall have the sole responsibility for compliance of the Plans and Specifications with all applicable statutes, codes, ordinances and other regulations, and the approval of the Plans and Specifications or calculations included therein by Landlord shall not constitute an indication, representation or certification by Landlord that such Plans and Specifications or calculations are in compliance with said statutes, codes, ordinances and other regulations. In instances where several sets of requirements must be met, the requirements of Landlord's insurance underwriter or the strictest applicable requirements shall apply where not prohibited by applicable codes.

              (iii) Upon completion of the Initial Improvements, if so required by Landlord, Tenant shall deliver to Landlord an "as-built" set of Plans and Specifications for the Premises, together with such other information required by Landlord to place the information from the "as-built" Plans and Specifications on to Landlord's data base; the cost of providing the "as-built" Plans and Specifications and other information, together with Landlord's cost to place the information on to Landlord's date base, shall be born solely by Tenant.

     3. PRICING. On or before the date which is ten (10) Working Days after finalization of the Plans and Specifications, as evidenced by Landlord's written approval thereof, Landlord shall notify Tenant in writing of the Cost of the Work. The contract for the Work shall obligate the contractor to purchase from Landlord all materials and supplies which are held in "stock" by Landlord and which are required for the Work by the Plans and Specifications. Within ten (10) Working Days after its receipt of Landlord's written notice identifying the Cost of the Work, Tenant shall either approve such Cost of the Work in writing or cause the Plans and Specifications to be revised and resubmitted to Landlord for Approval. On or before the date which is ten (10) Working Days from Landlord's receipt of such revised Plans and Specifications, Landlord shall either approve the revised Plans and Specifications and give to Tenant a revised Cost of the Work or give to Tenant Landlord's comments on such revised Plans and Specifications. If for any reason Landlord and Tenant have not agreed in writing upon final Plans and Specifications and/or the Tenant has not approved in writing the Cost of the Work on or before the date which is ten (10) Working Days from the date hereof, then Landlord shall have the right to terminate the Lease and this Workletter, without further obligation.

     4. PAYMENTS. Tenant may use up to that part of the Allowance up to an amount equal to one dollar ($1.00) per square foot of Rentable Area of the Premises for the payment of fees and expenses payable by Tenant under the terms of Paragraph 2(b)(1) of this Workletter. Tenant shall pay the aggregate amount of Tenant's Costs to Landlord upon demand. Landlord shall determine the percentage of the Cost of the Work which is allocable to Landlord and the percentage of the Cost of the Work which is allocable to Tenant. Landlord shall also revise its determination of such percentages based on any changes in the Cost of the Work due to change orders affecting the Plans and Specifications. Within ten (10) days after Tenant's receipt of an invoice from Landlord which identifies that portion of the Cost of the Work to be incurred, respectively, by Landlord and Tenant, Tenant shall pay to Landlord the percentage of the Cost of the Work allocable to Tenant, as Tenant's
Costs, as determined by Landlord from time to time. Landlord's obligation for payment with respect to the Work shall not exceed the aggregate amount of Landlord's Costs; and after Landlord has paid Landlord's Costs, Tenant shall thereafter pay all Cost of the Work as and when invoiced to Tenant by Landlord, including, without limitation, any Change Costs. The amounts payable to Landlord hereunder shall constitute Rent due pursuant to the Lease, and failure to make any such payment when due shall constitute a default under the Lease, entitling Landlord to exercise any or all of its remedies hereunder, as well as all remedies otherwise available to Landlord. Any cost savings achieved after completion of the Work shall be solely the property of Landlord, not Tenant.

     5. PERFORMANCE OF WORK AND DELAYS. Landlord shall cause the Contractor to perform the Work in substantial accordance with the Plans and Specifications. In that regard, Landlord shall perform as construction manager for the construction of the Initial Improvements in accordance with the Plans and Specifications. If a delay shall occur in the completion of the Work by Landlord as the probable result of (i) any failure to furnish when due Tenant's design drawings, Tenant's electrical, mechanical and/or structural requirements, Tenant's Plans and Specifications or any revision to any such documents, (ii) any change by Tenant in any of the Plans and Specifications, (iii) any state of facts which gives rise to a change referred to in the definition of Change Costs or any changes resulting in a Change Cost, (iv) the fact that materials to be incorporated into the Work which are non-Building Grade require a lead time (not due to Landlord default or error) to obtain or construction time to perform, in excess of that required for work which is Building Grade, as determined by Landlord, or (v) any other act or omission of Tenant, its agents or employees, including any violation of the provisions of the Lease or any delay in giving authorizations or approvals pursuant to this Workletter, then any such delay shall not justify any extension of the Commencement Date of the Lease.

     6. CHANGE ORDERS. All changes and modifications in the Work from that contemplated in the Plans and Specifications, whether or not such change or modification gives rise to a Change Cost, must be evidenced by a written Change Order executed by both Landlord and Tenant. In that regard, Tenant shall submit to Landlord such information as Landlord shall require with respect to any Change Order requested by Tenant. After receipt

EXHIBIT "C" TO SECOND AMENDMENT TO OFFICE LEASE AGREEMENT - Page 2 of requested Change Order, together with such information as Landlord shall require with respect thereto, Landlord shall return to Tenant either the executed Change Order, which will evidence Landlord's approval thereof, or the Plans and Specifications with respect thereto with Landlord's suggested modification.

    7. PUNCHLIST. Within thirty (30) days after the Commencement Date, Tenant shall give Landlord written notice specifying any details of construction, decoration or mechanical adjustment which remain to be performed by Landlord with respect to any Work; and except for the details contained in such written notice from Tenant, all obligations of Landlord in regard to the Work shall be deemed to have been satisfied. Landlord shall have the right to enter the Premises to complete any such unfinished details, and entry by Landlord, its agents, servants, employees or contractors for such purpose shall not relieve Tenant of any of its obligations under the Lease or impose any liability on Landlord or its agents, servants, employees or contractors.

    8. WHOLE AGREEMENT; NO ORAL MODIFICATION. This Workletter embodies all representations, warranties and agreements of Landlord and Tenant with respect to the matter described herein, and this Workletter may not be altered or modified except by an agreement in writing signed by the parties.

    9. PARAGRAPH HEADINGS. The paragraph headings contained in this Workletter are for convenient reference only and shall not in any way affect the meaning or interpretation of such paragraphs.

    10. NOTICES. All notices required or contemplated hereunder shall be given to the parties in the manner specified for giving notices under the Lease.

    11. BINDING EFFECT. This Workletter shall be construed under the laws of the State of Texas and shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

    12. CONFLICT. In the event of conflict between this Workletter and any other exhibits or addenda to this Lease, this Workletter shall prevail.


EXHIBIT "C" TO SECOND AMENDMENT TO OFFICE LEASE AGREEMENT - Page 3

                        THIRD AMENDMENT TO OFFICE LEASE


    This Third Amendment to Office Lease ("Amendment"), by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation, METROPOLITAN TOWER REALTY COMPANY, INC., a Delaware corporation (collectively, "Landlord"), and TEXSTAR PETROLEUM, L.L.C., a Texas limited liability corporation ("Tenant"), is dated the 27th day of October, 1997 ("Effective Date").


                             W I T N E S S E T H :


    WHEREAS, Landlord and Tenant's predecessor in interest heretofore entered into that certain Office Lease Agreement dated December 28, 1995 ("Original Lease"), as amended by that certain First Amendment to Office Lease Agreement dated May 29, 1996 ("First Amendment") and as further amended by that certain Second Amendment to Office Lease Agreement dated October 25, 1996 ("Second Amendment"), the Original Lease, the First Amendment and the Second Amendment being hereinafter collectively referred to as the "Lease"; and

    WHEREAS, under and pursuant to the terms of the Lease, Tenant has leased from Landlord certain office space known as Suite 3950 containing approximately 10,122 square feet of Rentable Area ("Existing Premises") in that certain office building commonly known as "Wells Fargo Plaza" (formerly known as "First Interstate Bank Plaza") ("Building"), which is located at 1000 Louisiana, Houston, Texas, as more particularly described in the Lease; and

    WHEREAS, Paragraph 26 of the Lease permits Landlord, upon notice, to relocate Tenant to comparable space within the Building, Landlord desires to relocate Tenant to new premises within the Building containing approximately 10,122 square feet of Rentable Area, commonly known as Suite 1500, located on the fifteenth (15th) floor of the Building ("Relocation Space"), which Relocation Space is outlined on EXHIBIT "A" attached hereto; and

    WHEREAS, Tenant desires to add to the Relocation Space approximately 14,969 square feet of Rentable Area on the fifteenth (15th) floor ("Expansion Space"), which Expansion Space is outlined on EXHIBIT "B" attached hereto; and

    WHEREAS, the Lease Term is scheduled to expire on January 31, 2001, and Landlord and Tenant desire that the Lease Term be extended as and upon the terms and conditions hereinafter specified; and

    WHEREAS, Landlord and Tenant desire to amend the Lease in order to evidence their agreements with respect to the relocation of Tenant from the Existing Premises to the Relocation Space and upon the terms and conditions hereinafter specified;

    NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein and in the Lease, the parties hereto do hereby covenant and agree as follows:

    1. DEFINED TERMS. Terms defined in the Lease and delineated herein by initial capital letters shall have the same meaning ascribed thereto in the Lease, except to the extent that the meaning of such term is specifically modified by the provisions hereof. In addition, other terms not defined in the Lease but defined herein will, when delineated with initial capital letters, have the meanings ascribed thereto in this Amendment. Terms and phrases which are not delineated by initial capital letters shall have the meanings commonly ascribed thereto.

    2. CONDITION PRECEDENT. Tenant understands that Landlord is currently negotiating another lease with a third party for space on the thirty-ninth
(39) floor of the Building (the "New Lease"). Landlord and Tenant agree that this Termination Agreement is subject to the condition precedent of Landlord entering into a valid and effective New Lease with a third party, failing which this Termination Agreement shall not become effective.

    3. RELOCATION AND EXPANSION COMMENCEMENT DATE. As used herein, the term "Relocation and Expansion Commencement Date" shall mean the earlier of the date Tenant occupies the Relocation Space and the Expansion Space or February 1, 1998.

    4. PREMISES. From and after the Relocation and Expansion Commencement Date, the term "Premises" (as defined in Paragraph 1(b) of the Lease, as amended) shall mean the Relocation Space and the Expansion Space for all purposes including the determination of Tenant's share of Basic Costs, and the Premises shall be deemed to contain 25,091 square feet of Rentable Area.

    3. EXPANSION SPACE TERM. The term for the Expansion Space shall mean a term commencing on the Relocation and Expansion Commencement Date and continuing for approximately sixty (60) full calendar months ("Expansion Space Term"), but in any event expiring on the same date as the Second Lease Term (as defined below), which is January 31, 2003.

    4. LEASE TERM. The Lease Term is hereby extended by a period beginning on February 1, 2001 and continuing for approximately twenty-four (24) full calendar months ("Second Lease Term"), and shall terminate at midnight on January 31, 2003. The term Lease Term shall be deemed to include the Second Lease Term.

    5.   BASE RENTAL. From and after the Relocation and Expansion
Commencement Date, Paragraph 1(c) of the Lease shall be amended to provide that the Base Rental payable by Tenant shall accrue and be payable at the rate of $15.79 per square foot of Rentable Area in the Premises per annum being $33,015.57 per month, as adjusted pursuant to Exhibit "C" attached to the Lease.


THIRD AMENDMENT TO OFFICE LEASE - Page 1

     6. ALLOWANCE. "Allowance" as more particularly described in the Workletter attached hereto as EXHIBIT "C", shall mean an amount equal to the product of $18.00 times the number of square feet of Rentable Area included in the Premises.

     7. PARKING. From and after the Relocation and Expansion Commencement Date, the parking agreement attached to the Lease as EXHIBIT "F" shall be deleted in its entirety and replaced with EXHIBIT "D" attached hereto.

     8. TELEPHONE SERVICES. All telegraph, telephone, and electric connections which Tenant may desire shall be first approved by Landlord in writing, before the same are installed, and the location of all wires and the work in connection therewith shall be performed by contractors approved by Landlord and shall be subject to the direction of Landlord. Landlord reserves the right to designate and control the entity or entities providing telephone or other communication cable installation, repair and maintenance in the Building and to restrict and control access to telephone cabinets. In the event Landlord designates a particular vendor or vendors to provide such cable installation, repair and maintenance for the Building. Tenant agrees to abide by and participate in such program. Except for the costs associated with the relocation of Tenant's phone system from the 39th floor to the 15th floor which Landlord shall pay. Tenant shall be responsible for and shall pay all costs incurred in connection with the installation of telephone cables and related wiring in the Premises, including, without limitation, any hook-up, access and maintenance fees related to the installation of such wires and cables in the Premises and the commencement of service therein, and the maintenance thereafter of such wire and cables; and there shall be included in Operating Expenses for the Building all installation, hook-up or maintenance costs incurred by Landlord in connection with telephone cables and related wiring in the Building which are not allocable to any individual users of such service but are allocable to the Building generally. If Tenant fails to maintain all telephone cables and related wiring in the Premises and such failure affects or interferes with the operation or maintenance of any other telephone cables or related wiring in the Building, Landlord or any vendor hired by Landlord may enter into and upon the Premises forthwith and perform such repairs, restorations or alterations as Landlord deems necessary in order to eliminate any such interference (and Landlord may recover from Tenant all of Landlord's costs in connection therewith). Upon the Termination Date, Tenant agrees to remove all telephone cables and related wiring installed by Tenant for and during Tenant's occupancy, which Landlord shall request Tenant to remove. Tenant agrees that neither Landlord nor any of its agents or employees shall be liable to Tenant, or any of Tenant's employees, agents, customers or invitees or anyone claiming through, by or under Tenant, for any damages, injuries, losses, expenses, claims or causes of action because of any interruption, diminution, delay or discontinuance at any time for any reason in the furnishing of any telephone service to the Premises and the Building.

     9. COMMISSIONS. Tenant represents and warrants that no broker has represented it in this Third Amendment transaction and that no broker is owed a commission or fee in connection with the consummation of this Third Amendment transaction. Tenant hereby indemnifies and holds Landlord harmless against any loss, claim, expense or liability with respect to any commissions or brokerage fees claimed on account of the amendment of this Lease due to any action of Tenant. The provisions of this Paragraph 8 shall survive the expiration of the Lease Term or any renewal or extension thereof.

     10. EFFECT OF AMENDMENT. Except as expressly amended by the provisions hereof, the terms and provisions contained in the Lease shall continue to govern the rights and obligations of the parties; and all provisions and covenants in the Lease shall remain in full force and effect as stated therein, except to the extent specifically modified by the provisions of this Third Amendment. This Third Amendment and the Lease shall be construed as one instrument.

NOTICE OF INDEMNIFICATION. THE PARTIES TO THIS AMENDMENT HEREBY ACKNOWLEDGE AND AGREE THAT THIS AMENDMENT AND ATTACHED EXHIBITS CONTAINS CERTAIN INDEMNIFICATION PROVISIONS.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Third Amendment in multiple counterparts as of the last day and year written below.

                              LANDLORD:

                              METROPOLITAN LIFE INSURANCE COMPANY,
                              a New York corporation

                              By: /s/ David G. Rogers
                                  --------------------------------
                                  David G. Rogers,
                                  Assistant Vice-President

                              Date :   10-27-97
                                     -----------------------------

                              METROPOLITAN TOWER REALTY COMPANY, INC., a Delaware corporation

                              By: /s/ David G. Rogers
                                  --------------------------------
                                  David G. Rogers,
                                  Vice-President

                              Date :   10-27-97
                                  --------------------------------




THIRD AMENDMENT TO OFFICE LEASE - Page 2

                             TENANT:

                             TEXSTAR PETROLEUM, L.L.C.,
                             a Texas corporation


                             By:   /s/ Todd Grabois
                                 -------------------------------

                             Name:  Todd Grabois
                                   -----------------------------

                             Title:  Treasurer
                                    ----------------------------

                             Date:   10-14-97
                                   -----------------------------



THIRD AMENDMENT TO OFFICE LEASE - Page 3

                                  EXHIBIT "A"
                                  -----------

                                      TO
                   THIRD AMENDMENT TO OFFICE LEASE BETWEEN
                     METROPOLITAN LIFE INSURANCE COMPANY
                 AND METROPOLITAN TOWER REALTY COMPANY, INC.,
                              AS LANDLORD, AND
                         TEXSTAR PETROLEUM, L.L.C.,
                                 AS TENANT

                        PLAN OF RELOCATION SPACE
                        ------------------------




                              (FLOORPLAN)












EXHIBIT "A" TO THIRD AMENDMENT TO OFFICE LEASE - Page Solo

                                  EXHIBIT "B"
                                  -----------

                                      TO
                   THIRD AMENDMENT TO OFFICE LEASE BETWEEN
                     METROPOLITAN LIFE INSURANCE COMPANY
                 AND METROPOLITAN TOWER REALTY COMPANY, INC.,
                              AS LANDLORD, AND
                         TEXSTAR PETROLEUM, L.L.C.,
                                 AS TENANT

                        PLAN OF EXPANSION SPACE
                        -----------------------




                              (FLOORPLAN)












EXHIBIT "B" TO THIRD AMENDMENT TO OFFICE LEASE - Page Solo

                                   EXHIBIT "C"

                                       TO
                    THIRD AMENDMENT TO OFFICE LEASE BETWEEN
                      METROPOLITAN LIFE INSURANCE COMPANY
                  AND METROPOLITAN TOWER REALTY COMPANY, INC.,
                                 AS LANDLORD, AND
                             TEXSTAR PETROLEUM, L.L.C.,
                                    AS TENANT

                                    WORKLETTER
                                    (Allowance)

     This Workletter ("Workletter") describes and specifies the rights and obligations of Landlord and Tenant with respect to certain allowances granted to Tenant hereunder and rights and responsibilities of Landlord and Tenant with respect to the design, construction and payment for the completion of the Initial Improvements within the Premises.

     1. DEFINITIONS. Terms which are defined in the Lease shall have the same meaning in this Workletter. Additionally, as used in this Workletter, the following terms (when delineated with initial capital letters) shall have the respective meaning indicated for each as follows:

          (a) BASIC CONSTRUCTION OF THE BUILDING shall mean the structure of the Building as built on the date of this Workletter, the Shell Improvements, and all other improvements, fixtures and facilities constituting a part of the Building and/or Property, as these exist on the date of this Workletter if the Building is complete, or as provided for in Landlord's plans and specifications for the Building if prior to completion.

          (b) LANDLORD'S ARCHITECT shall mean the architect designated by Landlord as its architect, from time to time, to perform the functions of Landlord's Architect hereunder.

          (c) PLANS AND SPECIFICATIONS shall mean collectively, the plans, specifications and other information prepared or to be prepared by Tenant's Architect and, where necessary, by Landlord's electrical, mechanical and structural engineers, all at Tenant's expense, which shall detail the Work required by Tenant in the Premises and which shall be approved in writing by both Tenant and Landlord prior to the commencement of such Work. The Plans and Specifications shall comply with the minimum requirements established by Landlord.

          (d)  TENANT'S ARCHITECT shall mean ______________________________, who is an architect licensed to practice in the state of Texas.

          (e) WORK shall mean all materials and labor to be added to the Basic Construction of the Building and the Shell Improvements in order to complete the installation of the Initial Improvements within the Premises for Tenant in accordance with the Plans and Specifications, including, without limitation any modification to Basic Construction of the Building or to the Shell Improvements, any structural modifications to the Building, any electrical or plumbing work required to meet Tenant's electrical and plumbing requirements, and any special air conditioning work required to be performed in the Premises.

          (f) COST OF THE WORK shall mean the cost of all materials and labor to be added to the Basic Construction of the Building and the Shell Improvements in order to complete the installation of the Initial Improvements within the Premises in accordance with the Plans and Specifications.

          (g) LANDLORD'S COSTS shall mean the sum of that portion of the Cost of the Work up to, but not in excess of, the aggregate amount of the Allowance.

          (h) TENANT'S COSTS shall mean that portion of the Cost of the Work in excess of Landlord's Costs.

          (i) CHANGE COSTS shall mean all costs or expenses attributable to any change in the Plans and Specifications which, when added to other costs and expenses incurred in completing the Work, exceed Landlord's Costs, including, without limitation, (i) any cost caused by direction of Tenant to omit any item of Work contained in the Plans and Specifications,
     (ii) any additional architectural or engineering services, (iii) any changes to materials in the process of fabrication, (iv) the cancellation or modification of supply or fabricating contracts, (v) the removal or alteration of any Work or any plans completed or in process, or (vi) delays affecting the schedule of the Work.

          (j) WORKING DAYS shall mean all days of the week other than Saturday, Sunday, and legal holidays.

          (k) CONTRACTOR shall mean the general contractor selected by Landlord to perform the Work. Landlord reserves the right to replace the initial Contractor and/or to engage other contractors.


EXHIBIT "C" TO THIRD AMENDMENT TO OFFICE LEASE - Page 1

     2.   PROCEDURE AND SCHEDULES FOR THE COMPLETION OF PLANS AND
SPECIFICATIONS. The Plans and Specifications shall be completed in accordance with the following procedure and time schedules:

          (a) DESIGN DRAWINGS. Within ten (10) Working Days from execution of the Lease, Tenant shall submit to Landlord four (4) sets of prints of design drawings, specifying the intended design, character and finishing of the Initial Improvements within the Premises. Such package shall include separate drawings for signs in accordance with Landlord's sign criteria. The design drawings shall set forth the requirements of Tenant with respect to the installation of the Initial Improvements within the Premises, and such drawings shall include, without limiting their scope, a Tenant approved space plan, architectural design of the space, including office front, plans, elevations, sections, and renderings indicating materials, color selections and finishes.

               (i) After receipt of design drawings, Landlord shall return to Tenant one set of prints of design drawings with Landlord's suggested modifications and/or approval.

               (ii) If design drawings are returned to Tenant with comments, but not bearing approval of Landlord, the design drawings shall be immediately revised by Tenant and resubmitted to Landlord for approval within ten (10) Working Days of their receipt by Tenant. Unless such action is taken, Tenant will be deemed to have accepted and approved all of Landlord's comments on the design drawings.

         (b) COMPLETION OF PLANS AND SPECIFICATIONS. All Plans and Specifications shall be prepared in strict compliance with applicable Building standards and requirements as set forth in the Lease, this Workletter and otherwise, and shall also adhere to the design drawings approved by Landlord. In order to assure the compatibility of Tenant's electrical and mechanical systems and the compatibility of Tenant's structural requirements with the existing Building and in order to expedite the preparation of Tenant's electrical, mechanical and structural drawings, Tenant or Tenant's Architect shall deliver to Landlord's approval of design drawings, a detailed plan setting forth any and all electrical, mechanical and structural requirements, and Landlord's Architect shall retain, at Tenant's expense. Landlord's electrical, mechanical and structural engineers to prepare all necessary electrical, mechanical and structural construction drawings which shall be included as a part of the Plans and Specifications. All construction documents and calculations prepared by Tenant's Architect shall be submitted by Tenant, in the form of four (4) sets of blueline prints, to Landlord for approval within ten (10) Working Days after the date of receipt by Tenant of Landlord's approval of design drawings. If the Plans and Specifications are returned to Tenant with comments, but not bearing approval of Landlord, the Plans and Specifications shall be immediately revised by Tenant and resubmitted to Landlord for approval within ten (10) Working Days of their receipt by Tenant.

               (i) The fees for Tenant's Architect and any consultants or engineers retained by or on behalf of Tenant or Tenant's Architect (including, but not limited to, the electrical, mechanical and structural engineers required to be retained under this paragraph) shall be paid by Tenant. Tenant shall also pay for any preliminary drawings by Landlord's Architect for review of the design drawings, the Plans and Specifications, and any revisions to such documents, and the fees and expenses of Landlord's Architect for inspection of the Work, as required by Landlord.

               (ii) Tenant shall have the sole responsibility for compliance of the Plans and Specifications with all applicable statutes, codes, ordinances and other regulations, and the approval of the Plans and Specifications or calculations included therein by Landlord shall not constitute an indication, representation or certification by Landlord that such Plans and Specifications or calculations are in compliance with said statutes, codes, ordinances and other regulations. In instances where several sets of requirements must be met, the requirements of Landlord's insurance underwriter or the strictest applicable requirements shall apply where not prohibited by applicable codes.

               (iii) Upon completion of the Initial Improvements, if so required by Landlord, Tenant shall deliver to Landlord an "as-built" set of Plans and Specifications for the Premises, together with such other information required by Landlord to place the information from the "as-built" Plans and Specifications on to Landlord's data base; the cost of providing the "as-built" Plans and Specifications and other information, together with Landlord's cost to place the information on to Landlord's data base, shall be borne solely by Tenant.

     3. PRICING. On or before the date which is ten (10) Working Days after finalization of the Plans and Specifications, as evidenced by Landlord's written approval thereof, Landlord shall notify Tenant in writing of the Cost of the Work. The contract for the Work shall obligate the Contractor to purchase from Landlord all materials and supplies which are held in "stock" by Landlord and which are required for the Work by the Plans and Specifications. Within ten (10) Working Days after its receipt of Landlord's written notice identifying the Cost of the Work, Tenant shall either approve such Cost of the Work in writing or cause the Plans and Specifications to be revised and resubmitted to Landlord for Approval. On or before the date which is ten (10) Working Days from Landlord's receipt of such revised Plans and Specifications, Landlord shall either (i) notify Tenant that Landlord approves the revised Plans and


EXHIBIT "C" TO THIRD AMENDMENT TO OFFICE LEASE - Page 2

Specifications and give to Tenant a revised Cost of the Work or (ii) notify Tenant of Landlord's comments on such revised Plans and Specifications. If for any reason Landlord and Tenant have not agreed in writing upon final Plans and Specifications and/or the Tenant has not approved in writing the Cost of the Work on or before the date which is ten (10) Working Days from the date of Landlord's notice referenced in the prior sentence, then Landlord shall have the right to terminate the Lease and this Workletter, without further obligation.

     4. PAYMENTS. Tenant may use that part of the Allowance up to an amount equal to One Dollar ($1.00) per square foot of Rentable Area of the Premises for the payment of fees and expenses payable by Tenant under the terms of Paragraph 2(b)(i) of this Workletter. Tenant shall pay the aggregate amount of Tenant's Costs to Landlord upon demand. Landlord shall determine the percentage of the Cost of the Work which is allocable to Landlord and the percentage of the Cost of the Work which is allocable to Tenant. Landlord shall also revise its determination of such percentages based on any changes in the Cost of the Work due to change orders affecting the Plans and Specifications. With ten (10) days after Tenant's receipt of an invoice from Landlord which identifies that portion of the Cost of the Work to be incurred, respectively, by Landlord and Tenant, Tenant shall pay to Landlord the percentage of the Cost of the Work allocable to Tenant, as Tenant's Costs, as determined by Landlord from time to time. Landlord's obligation for payment with respect to the Work shall not exceed the aggregate amount of Landlord's Costs; and after Landlord has paid Landlord's Costs. Tenant shall thereafter pay all Cost of the Work as and when invoiced to Tenant by Landlord, including, without limitation, any Change Costs. The amounts payable to Landlord hereunder shall constitute Rent due pursuant to the Lease, and failure to make any such payment when due shall constitute a default under the Lease, entitling Landlord to exercise any or all of its remedies hereunder, as well as all remedies otherwise available to Landlord. Any cost savings achieved after completion of the Work shall be solely the property of Landlord, not Tenant.

     5. PERFORMANCE OF WORK AND DELAYS. Landlord shall cause the Contractor to perform the Work in substantial accordance with the Plans and Specifications. In that regard, Landlord shall perform as construction manager for the construction of the Initial Improvements in accordance with the Plans and Specifications. If a delay shall occur in the completion of the Work by Landlord as the probable result of (i) any failure to furnish when due Tenant's design drawings, Tenant's electrical, mechanical and/or structural requirements, Tenant's Plans and Specifications or any revision to any such documents, (ii) any change by Tenant in any of the Plans and Specifications, (iii) any state of facts which gives rise to a change referred to in the definition of Change Costs or any changes resulting in a Change Cost, (iv) the fact that materials to be incorporated into the Work which are non-Building Grade require a lead time (not due to Landlord default or error) to obtain or construction time to perform, in excess of that required for Work which is Building Grade, as determined by Landlord, or (v) any other act or omission of Tenant, its agents or employees, including any violation of the provisions of the Lease or any delay in giving authorizations or approvals pursuant to this Workletter, then any such delay shall not justify any extension of the Commencement Date of the Lease.

     6. CHANGE ORDERS. All changes and modifications in the Work from that contemplated in the Plans and Specifications, whether or not such change or modification gives rise to a Change Cost, must be evidenced by a written Change Order executed by both Landlord and Tenant. In that regard, Tenant shall submit to Landlord such information as Landlord shall require with respect to any Change Order requested by Tenant. After receipt of requested Change Order, together with such information as Landlord shall require with respect thereto, Landlord shall return to Tenant either the executed Change Order, which will evidence Landlord's approval thereof, or the Plans and Specifications with respect thereto with Landlord's suggested modification.

     7. PUNCHLIST. Within thirty (30) days after the Commencement Date, Tenant shall give Landlord written notice specifying any details of construction, decoration or mechanical adjustment which remain to be performed by Landlord with respect to any Work; and except for the details contained in such written notice from Tenant, all obligations of Landlord in regard to the Work shall be deemed to have been satisfied. Landlord shall have the right to enter the Premises to complete any such unfinished details, and entry by Landlord, its agents, servants, employees or contractors for such purpose shall not relieve Tenant of any of its obligations under the Lease or impose any liability on Landlord or its agents, servants, employees or contractors.

     8. WHOLE AGREEMENT; NO ORAL MODIFICATION. This Workletter embodies all representations, warranties and agreements of Landlord and Tenant with respect to the matter described herein, and this Workletter may not be altered or modified except by an agreement in writing signed by the parties.

     9. PARAGRAPH HEADINGS. The paragraph headings contained in this Workletter are for convenient reference only and shall not in any way affect the meaning or interpretation of such paragraphs.

     10. NOTICES. All notices required or contemplated hereunder shall be given to the parties in the manner specified for giving notices under the Lease.

     11. BINDING EFFECT. This Workletter shall be construed under the laws of the State of Texas and shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

     12. CONFLICT. In the event of conflict between this Workletter and any other exhibits or addenda to this Lease, this Workletter shall prevail.


EXHIBIT "C" TO THIRD AMENDMENT TO OFFICE LEASE - Page 3

EXHIBIT "C" TO THIRD AMENDMENT TO OFFICE LEASE - Page 4

                                   EXHIBIT "D"

                                        TO
                      THIRD AMENDMENT TO OFFICE LEASE BETWEEN
                        METROPOLITAN LIFE INSURANCE COMPANY
                    AND METROPOLITAN TOWER REALTY COMPANY, INC.,
                                 AS LANDLORD, AND
                             TEXSTAR PETROLEUM, L.L.C.,
                                     AS TENANT

                                      PARKING

     This EXHIBIT "D" ("Parking Exhibit") describes and specifies Tenant's non-exclusive right to use seventeen (17) unreserved parking spaces and the exclusive right to use zero (0) reserved parking space ("Space") located on such levels inside one or more of the Building's parking garages as set forth on SCHEDULE 1 attached to this Parking Exhibit and incorporated herein by reference, all upon the terms and conditions set forth below. The parking garage beneath the Building shall be referred to as the "Building Garage."
The parking garage located at 1400 Louisiana shall be referred to as the "1400 Louisiana Garage." The Building Garage and 1400 Louisiana Garage may be hereinafter referred to individually and collectively as the "Parking Garage."

     1. DEFINITIONS. The terms which are defined in the Lease shall have the same meaning in this Parking Exhibit.

     2. GRANT AND RENTAL FEE. Provided no event of default has occurred and is continuing under the Lease, effective on the Second Expansion Space Commencement Date. Landlord shall provide and Tenant shall be obligated to contract and pay for the spaces during the Term at such monthly rates (together with any applicable tax thereon) and subject to such terms, conditions, and regulations as are, from time to time, promulgated by Landlord or the manager of the Parking Garage, as applicable, and charged or applicable to patrons of the Parking Garage for spaces similarly situated therein. In the event the Leased Premises are decreased during the Term, the number of Spaces available to Tenant shall likewise be decreased so that the aggregate number of Spaces to which Tenant is entitled shall equal one (1) Space in the Building Garage for each 11,000 square feet of Rentable Area within the Leased Premises and one (1) Space in the 1400 Louisiana Garage for each 1,650 square feet of Rentable Area within the Leased Premises.

     3. RISK. All motor vehicles (including all contents thereof) shall be parked in the Spaces at the sole risk of Tenant, its employees, agents, invitees and licensees, it being expressly agreed and understood that Landlord has no duty to insure any of said motor vehicles (including the contents thereof), and that Landlord is not responsible for the protection and security of such vehicles. Landlord shall have no liability whatsoever for any property damage and/or personal injury which might occur as a result of or in connection with the parking of said motor vehicles in any of the Spaces, and Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all costs, claims, expenses, and/or causes of action which Landlord may incur in connection with or arising out of Tenant's use of the Spaces pursuant to this Agreement.

     4. NO BAILMENT. It is further agreed that this Parking Exhibit shall not be deemed to create a bailment between the parties hereto, it being expressly agreed and understood that the only relationship created between Landlord and Tenant hereby is that of licensor and licensee, respectively.

     5. RULES AND REGULATIONS. In its use of the Spaces, Tenant shall follow all of the Rules and Regulations of the Building (attached to the Lease as EXHIBIT "D") applicable thereto, any rules and regulations promulgated by Landlord or the manager of the Parking Garage, as applicable, as the same may be amended from time to time. Upon the occurrence of any breach of such rules, failure to make parking rental payments due hereunder or default by Tenant under the Lease, Landlord shall be entitled to terminate this Parking Exhibit, in which event Tenant's right to utilize the Space shall thereupon automatically cease.

     6. ACCESS. Landlord shall be entitled to utilize whatever access device Landlord deems necessary (including but not limited to the issuance of parking stickers or access cards), to assure that only these persons who have contracted to use spaces in the Parking Garage are using the parking space therein. Landlord currently limits access to the Parking Garage through the use of a parking entry card system, the cards for which shall be provided by Landlord. These cards are different from and do not, without a specific request from Tenant, entitle the holder thereof to an after-hours entry card to the Building. Landlord agrees to provide to Tenant seventeen (17) parking entry cards. Tenant further agrees to surrender all parking entry cards in its possession upon the expiration or earlier termination of this Lease. Landlord shall be entitled to cancel any lost or stolen cards of which it becomes aware. Tenant shall promptly notify Landlord of any lost or stolen cards. Tenant shall pay Landlord for each additional card(s) or for each replacement card(s) for any card(s) lost by or stolen from Tenant, in such amount as Landlord shall, from time to time determine, the present charge for such lost or stolen cards being $10.00 per card. In the event Tenant, its agents or employees wrongfully park in any of the Parking Garage's spaces, Landlord shall be entitled and is hereby authorized to have any such vehicle towed away, at Tenant's sole risk and expense, and Landlord is further authorized to impose upon Tenant a penalty of $25.00 for each such occurrence. Tenant hereby agrees to pay all amounts falling due hereunder upon demand therefor, and the failure to pay any such amount shall additionally be deemed an event of default hereunder and under the Lease, entitling Landlord to all of its rights and remedies hereunder and thereunder.

EXHIBIT "D" TO THIRD AMENDMENT TO OFFICE LEASE - Page Solo

                                  SCHEDULE 1

                                       TO
                                  EXHIBIT "D"
                                       TO
                    THIRD AMENDMENT TO OFFICE LEASE AGREEMENT
                                    BETWEEN
                      METROPOLITAN LIFE INSURANCE COMPANY
                  AND METROPOLITAN TOWER REALTY COMPANY, INC.,
                                AS LANDLORD, AND
                           TEXSTAR PETROLEUM, L.L.C.,
                                   AS TENANT


                                BUILDING GARAGE
                                ---------------

                                RESERVED SPACES

                                                                CURRENT MONTHLY
LEVEL                            NO. OF SPACES                  PRICE PER SPACE
-----                            -------------                  ---------------
                                       0


TOTAL RESERVED SPACES                  0
                                   ---------
                                   ---------


                                UNRESERVED SPACES
           TOTAL NO.                                  CURRENT MONTHLY
           OF SPACES                                  PRICE PER SPACE
           ---------                                  ---------------
               2                                     $175.00 plus tax


                             1400 LOUISIANA GARAGE
                             ---------------------

                                RESERVED SPACES

                                                                CURRENT MONTHLY
LEVEL                            NO. OF SPACES                  PRICE PER SPACE
-----                            -------------                  ---------------
--                                     0                           $_________

TOTAL RESERVED SPACES                  0
                                   ---------
                                   ---------


                                UNRESERVED SPACES
           TOTAL NO.                                  CURRENT MONTHLY
           OF SPACES                                  PRICE PER SPACE
           ---------                                  ---------------
               15                                     $50.00 plus tax


SCHEDULE 1 TO EXHIBIT "D" TO THIRD AMENDMENT TO OFFICE LEASE - Page Solo